                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [X]


Check the appropriate box:

[_] Preliminary Proxy Statement           [_] CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
[X] Definitive Proxy Statement                RULE 14C-5(D)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12



                         Regions Financial Corporation
   ------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


                         Regions Financial Corporation
   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

Notes:

[LOGO OF REGIONS FINANCIAL
CORPORATIONS APPEARS HERE]                          REGIONS FINANCIAL
                                                    CORPORATION
                                                    Post Office Box 10247
                                                    Birmingham, Alabama 35202-
                                                    0247
                                                    Telephone 205 326-7100

TO THE STOCKHOLDERS:

  You are cordially invited to attend the twenty-fourth annual meeting of the stockholders of Regions Financial Corporation to be held at 10:00 a.m., on Thursday, April 27, 1995, in Regions' Training Center, located at 298 West Valley Avenue, Birmingham, Alabama.

  We hope you will plan to attend the stockholders' meeting. However, in order that we may be assured of a quorum, we urge you to sign and return the enclosed proxy in the postage-paid envelope provided as promptly as possible, whether or not you plan to attend the meeting in person. If you do attend the meeting, you may withdraw your proxy.

  A reception and coffee will be held from 9:00 a.m. until 10:00 a.m., in the Reception Area of Regions' Training Center. We hope you will find it convenient to come early enough to enjoy this social time prior to the stockholders' meeting.

                                              [Sig Cut]

                                          J. Stanley Mackin
                                          Chairman of the Board
                                          and Chief Executive Officer

March 16, 1995

[LOGO OF REGIONS FINANCIAL                     REGIONS FINANCIAL CORPORATION
CORPORATION APPEARS HERE]                      Post Office Box 10247
                                               Birmingham, Alabama 35202-0247
                                               Telephone 205 326-7100




                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                   To be held
                                 April 27, 1995

  NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Regions Financial Corporation (Regions or Company), a Delaware corporation, will be held in Regions' Training Center, 298 West Valley Avenue, Birmingham, Alabama, on Thursday, April 27, 1995, at 10:00 a.m. Birmingham time, for the purpose of considering and acting on the following:

   1. To elect the three (3) nominees named in the Proxy Statement as directors to serve for three year terms or until their successors have been elected and qualified.

   2. Proposal to approve the Management Incentive Plan.

   3. Proposal to approve the Amendment to the 1991 Long-Term Incentive Plan.

   4. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

  Only stockholders of record at the close of business on March 8, 1995, are entitled to receive notice of and to vote at the meeting. A complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder shall be open to examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting at the main office of First Alabama Bank, 417 North 20th Street, Birmingham, Alabama. Stockholders are invited to attend the meeting in person.

  PLEASE SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.

                                          By Order of the Board of Directors

                                          /s/ Samuel E. Upchurch, Jr.

                                          Samuel E. Upchurch, Jr.
                                          Corporate Secretary

March 16, 1995

[LOGO OF REGIONS FINANCIAL                     REGIONS FINANCIAL CORPORATION
CORPORATION APPEARS HERE]                      Post Office Box 10247
                                               Birmingham, Alabama 35202-0247
                                               Telephone 205 326-7100


                                PROXY STATEMENT
                    FOR 1995 ANNUAL MEETING OF STOCKHOLDERS

  This Proxy Statement is furnished to the stockholders of Regions Financial Corporation (Regions or Company) in connection with the 1995 annual meeting of stockholders to be held on Thursday, April 27, 1995, at 10:00 a.m. in Regions' Training Center, 298 West Valley Avenue, Birmingham, Alabama, and at any adjournment thereof. The matters to be considered and acted upon are (1) the election of three nominees as directors of the corporation, (2) the approval of the Management Incentive Plan, (3) the approval of the Amendment to the 1991 Long-Term Incentive Plan, and (4) such other business as may properly come before the meeting.

  The enclosed proxy is solicited on behalf of the board of directors of Regions and is revocable by the stockholder at any time prior to the voting of such proxy. All properly executed proxies delivered pursuant to this solicitation will be voted at the meeting and in accordance with instructions, if any.

  This is the first mailing of proxy solicitation materials to stockholders. In addition to solicitation by mail, proxies may be solicited by directors, officers and other employees of Regions who will receive no compensation in addition to their regular compensation. Regions has also engaged Georgeson & Company, Inc. to assist in the distribution of proxy materials, tabulation of proxies, and solicitation of proxies from brokers, nominees and security-holding companies for a fee of approximately $16,000 plus expenses. The cost of preparing, assembling and mailing this proxy statement and other materials furnished to stockholders and other expenses of solicitation, including the expenses of brokers, custodians, nominees and other fiduciaries, who at the request of Regions, mail material to or otherwise communicate with beneficial owners of the shares held by them, will be paid by Regions.

  Participants in Regions' Dividend Reinvestment Service, Employee Stock Purchase Plan, and Directors' Stock Incentive Plan will note that shares held by First Alabama Bank, as trustee or administrator for such plans, are shown on the enclosed proxy card in addition to shares held directly by the stockholder in certificate form. Signing and returning the proxy card will enable voting of all shares, including those held in such plans.

  The annual report of Regions Financial Corporation for the year 1994, including financial statements, has been mailed to all stockholders. Such report and financial statements are not a part of this proxy statement except as specifically incorporated herein.

                               ----------------

              The date of this proxy statement is March 16, 1995.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

  As of March 8, 1995, Regions had issued 46,499,705 shares of common stock, of which 1,820,579 shares are held as treasury stock and are non-voting. Stockholders are entitled to one vote for each share on all matters to come before the meeting. Only stockholders of record at the close of business on March 8, 1995, will be entitled to vote at the meeting or any adjournment thereof.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  As of December 31, 1994, all Regions' affiliate banks beneficially held in a fiduciary capacity for others under numerous trust relationships, 2,275,050 shares or 5.05% of Regions' outstanding common stock. Regions' affiliate bank trust departments have sole voting power with respect to 2,010,564 of these shares or 4.47%, shared voting power with respect to 25,704 of these shares, sole dispositive power with respect to 985,126 of these shares and shared dispositive power with respect to 940,875 of these shares. No other entity is known to the Company to be the beneficial owner of more than five percent of any class of voting securities.

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

  No director or nominee for director is deemed to own beneficially 1% or more of Regions' common stock as of March 8, 1995. All directors and executive officers of Regions, as a group, own beneficially a total of 2,222,334 shares (which includes 545,506 shares that are the subject of presently exercisable options) or 4.91% of the Company's outstanding common stock. Information with respect to beneficial ownership is based upon information furnished by each officer, director or nominee, or contained in filings made with the Securities and Exchange Commission.

  The following table presents information concerning the beneficial ownership of Regions' common stock by certain of its executive officers at March 8, 1995. For beneficial ownership information of each director, see "Election of Directors."

                                                  REGIONS STOCK BENEFICIALLY
                                                             OWNED
                                                 --------------------------------
     NAME AND ADDRESS       TITLE OF CLASS       # OF SHARES (1)       % OF CLASS
- ---------------------------------------------------------------------------------
   J. Stanley Mackin            Common               216,037             0.482%
    Birmingham, Alabama
   Richard D. Horsley           Common               183,190             0.409%
    Birmingham, Alabama
   Carl E. Jones, Jr.           Common               187,570             0.419%
    Mobile, Alabama
   Joe M. Hinds, Jr.            Common               147,313             0.329%
    Huntsville, Alabama
   Sam P. Faucett               Common               155,810             0.348%
    Tuscaloosa, Alabama

- --------
(1) The amounts shown represent the total shares beneficially owned by such individuals, restricted shares (31,350 for Mr. Mackin and 11,330 for each of the other individuals) and shares which are issuable upon the exercise of all stock options which are currently exercisable and exercisable within 60 days. Specifically, the following individuals have the right to acquire the shares indicated after their names, upon the exercise of such stock options: Mr. Mackin, 104,140; Mr. Horsley, 91,119; Mr. Jones, 50,399; Mr. Hinds, 56,399; and Mr. Faucett, 52,399.

  No change in control of Regions has occurred since January 1, 1994, and no arrangements are known to Regions which may at a later date result in a change in control of the Company.

                             ELECTION OF DIRECTORS

  Regions recommends that the board of directors for the ensuing year shall consist of twelve directors, and further recommends the election of William R. Boles, Sr., Henry E. Simpson and Robert E. Steiner, III, as directors, to hold office for a term of three years expiring with the annual meeting of stockholders to be held in 1998 or until their successors are elected and qualified. The terms of office of nine directors continue after the meeting. The proxy will be voted FOR the nominees, unless otherwise directed. If any nominee is not available for election, the proxies will be voted for such substitute nominee as the board of directors may designate. Regions has no reason to believe that any substitute nominee or nominees will be required. The proxies will not be voted for more than three nominees.

INFORMATION ON DIRECTORS

  The following table indicates the age, residence, principal occupation or employment for the last five years of each nominee or director whose term of office continues after the meeting, position and offices held with Regions or its subsidiaries, the year the director was first elected, and the number of shares of common stock of the Company beneficially owned at March 8, 1995.

                                                                                    NUMBER OF SHARES
                                                                                  OF STOCK BENEFICIALLY
                                                                                 OWNED AT MARCH 8, 1995
                                                                      YEAR   -------------------------------
                       PRESENT OCCUPATION POSITION AND               TERM OF                     PERCENTAGE
NAME OF NOMINEE        AND PRINCIPAL      OFFICES HELD WITH          OFFICE                          OF
OR DIRECTOR            OCCUPATION FOR     REGIONS           DIRECTOR  WILL               (2)     OUTSTANDING
AND RESIDENCE      AGE LAST FIVE YEARS    & SUBSIDIARIES     SINCE   EXPIRE  DIRECTLY INDIRECTLY   SHARES
- ------------------------------------------------------------------------------------------------------------
Sheila S. Blair     60 Executive          Director,           1989    1996    47,413     8,524      0.125%
 Birmingham, Ala-      Director,          Regions;
 bama                  Greater            Director,
                       Birmingham         First Alabama
                       Foundation         Bank
                       (Community
                       Foundation)
William R. Boles,   67 Attorney,          Director,           1995    1998         0   424,168      0.949
 Sr.(1)                Boles, Boles &     Regions;
 Monroe, Louisiana     Ryan               Director,
                                          Regions Bank
                                          of Louisiana--
                                          Monroe (3)
James B. Boone,     59 Chairman of        Director,           1985    1997    14,878         0      0.033
 Jr.                   the Board,         Regions;
 Tuscaloosa, Ala-      Boone              Director,
 bama                  Newspapers,        First Alabama
                       Inc.               Bank;
                       (Newspaper         Director,
                       Publishing,        First Alabama
                       Management and     Bank--
                       Ownership)         Tuscaloosa (3)

- --------
(1) Nominee for election at 1995 stockholders' meeting.
(2) Indirect beneficial ownership includes shares, if any, (a) owned as trustee in which the director or any member of his/her immediate family has a beneficial interest, or (b) held in a trust in which the director has a beneficial interest, or (c) owned and traded in the name of the spouse, minor children or other relative of the director living in his/her home, or (d) owned by a corporation, partnership or other legal organization in which the director has a substantial beneficial interest.
(3) As a consequence of the merger of all of Regions' subsidiary banks in Alabama into one bank (First Alabama Bank) and the merger of all of Regions' subsidiary banks in Louisiana into one bank (Regions Bank of Louisiana) and the resulting cessation of their separate corporate existence, Regions has established bodies of local advisory directors corresponding to the former boards of directors of the subsidiary banks. Service on such a body is denoted in the tables as, for example, "Director, First Alabama Bank--Birmingham."

                                                                                    NUMBER OF SHARES
                                                                                  OF STOCK BENEFICIALLY
                                                                                 OWNED AT MARCH 8, 1995
                                                                      YEAR   ----------------------------------
                       PRESENT OCCUPATION POSITION AND               TERM OF                        PERCENTAGE
NAME OF NOMINEE        AND PRINCIPAL      OFFICES HELD WITH          OFFICE                             OF
OR DIRECTOR            OCCUPATION FOR     REGIONS           DIRECTOR  WILL                  (2)     OUTSTANDING
AND RESIDENCE      AGE LAST FIVE YEARS    & SUBSIDIARIES     SINCE   EXPIRE  DIRECTLY    INDIRECTLY   SHARES
- ---------------------------------------------------------------------------------------------------------------
Albert P. Brewer    66 Professor of       Director,           1986    1997    53,367       22,094      0.169
 Birmingham, Ala-      Law and            Regions;
 bama                  Government,        Director, First
                       Samford            Alabama Bank;
                       University         Director, First
                                          Alabama Bank--
                                          Decatur/Harselle
                                          (3)
James S.M. French   55 Chairman and       Director,           1986    1997     8,008       58,848      0.150
 Birmingham, Ala-      President,         Regions;
 bama                  Dunn               Director, First
                       Investment Co.     Alabama Bank;
                       (Construction,     Director, First
                       Construction       Alabama Bank--
                       Materials,         Birmingham (3)
                       Investments)
Richard D. Horsley  52 Vice Chairman      Director,           1982    1997   183,190(4)         0      0.409
 Birmingham, Ala-      of the Board       Regions;
 bama                  and Executive      Director, First
                       Financial          Alabama Bank;
                       Officer,           Director,
                       Regions and        Regions Bank of
                       First Alabama      Louisiana;
                       Bank               Director, Real
                                          Estate Financing
                                          Inc., FAB
                                          Agency, Inc.,
                                          Regions Life
                                          Insurance
                                          Company, and
                                          Regions
                                          Financial
                                          Building Corp.;
                                          Director and
                                          Vice President,
                                          Regions Agency,
                                          Inc.
Catesby ap C.       69 Proprietor,        Director,           1971    1996    23,672          900      0.055
 Jones                 Mabry              Regions;
 Selma, Alabama        Securities         Director, First
                       (Insurance         Alabama Bank;
                       Agency)            Director, First
                                          Alabama Bank--
                                          Montgomery (3)
Olin B. King        61 Chairman and       Director,           1984    1996     8,125            0      0.018
 Huntsville, Ala-      CEO, SCI           Regions;
 bama                  Systems, Inc.      Director, First
                       (Diversified       Alabama Bank;
                       Electronics        Director, First
                       Manufacturer)      Alabama Bank--
                                          Huntsville (3)

- --------
(1) Nominee for election at 1995 stockholders' meeting.
(2) Indirect beneficial ownership includes shares, if any, (a) owned as trustee in which the director or any member of his/her immediate family has a beneficial interest, or (b) held in a trust in which the director has a beneficial interest, or (c) owned and traded in the name of the spouse, minor children or other relative of the director living in his/her home, or (d) owned by a corporation, partnership or other legal organization in which the director has a substantial beneficial interest.
(3) As a consequence of the merger of all of Regions' subsidiary banks in Alabama into one bank (First Alabama Bank) and the merger of all of Regions' subsidiary banks in Louisiana into one bank (Regions Bank of Louisiana) and the resulting cessation of their separate corporate existence, Regions has established bodies of local advisory directors corresponding to the former boards of directors of the subsidiary banks. Service on such a body is denoted in the tables as, for example, "Director, First Alabama Bank--Birmingham."
(4) Includes 91,119 shares for Mr. Horsley and 104,140 shares for Mr. Mackin that are the subject of presently exercisable options.

                                                                                       NUMBER OF SHARES
                                                                                     OF STOCK BENEFICIALLY
                                                                                    OWNED AT MARCH 8, 1995
                                                                       YEAR     ----------------------------------
                       PRESENT OCCUPATION POSITION AND                TERM OF                          PERCENTAGE
NAME OF NOMINEE        AND PRINCIPAL      OFFICES HELD WITH           OFFICE                               OF
OR DIRECTOR            OCCUPATION FOR     REGIONS           DIRECTOR   WILL                    (2)     OUTSTANDING
AND RESIDENCE      AGE LAST FIVE YEARS    & SUBSIDIARIES     SINCE    EXPIRE    DIRECTLY    INDIRECTLY   SHARES
- ------------------------------------------------------------------------------------------------------------------
J. Stanley Mackin   62 Chairman and       Director,           1990     1997     208,836(4)     7,201      0.482
 Birmingham, Ala-      Chief              Regions;
 bama                  Executive          Director,
                       Officer,           First Alabama
                       Regions and        Bank;
                       First Alabama      Director,
                       Bank; Formerly     Regions Bank
                       President and      of Louisiana;
                       Chief              Director, Real
                       Operating          Estate
                       Officer,           Financing,
                       Regions and        Inc., FAB
                       First Alabama      Agency, Inc.,
                       Bank; Formerly     Regions Life
                       President of       Insurance
                       Central Region     Company and
                       and Chairman &     Regions
                       CEO, First         Agency, Inc.
                       Alabama Bank--
                       Birmingham
Henry E. Simpson    60 Attorney,          Director,           1973(5)  1998      70,787       25,322      0.215
 (1)                   Lange,             Regions;
 Birmingham, Ala-      Simpson,           Director and
 bama                  Robinson &         Assistant
                       Somerville         Secretary,
                                          First Alabama
                                          Bank;
                                          Director,
                                          First Alabama
                                          Bank--
                                          Birmingham (3)
Robert E. Steiner,  70 Attorney,          Director and        1971     1998(6)   55,574            0      0.124
 III (1)               Steiner, Crum      Assistant
 Montgomery, Ala-      & Baker            Secretary,
 bama                                     Regions;
                                          Director and
                                          Assistant
                                          Secretary,
                                          First Alabama
                                          Bank;
                                          Director,
                                          First Alabama
                                          Bank--
                                          Montgomery
                                          (3); Director,
                                          Regions
                                          Agency, Inc.
Lee J. Styslinger,  62 Chairman,          Director,           1985     1996      54,739            0      0.123
 Jr.                   ALTEC              Regions;
 Birmingham, Ala-      Industries,        Director,
 bama                  Inc.               First Alabama
                       (Manufacturer      Bank;
                       of Mobile          Director,
                       Utility            First Alabama
                       Equipment)         Bank--
                                          Birmingham (3)

- --------
(1) Nominee for election at 1995 stockholders' meeting.
(2) Indirect beneficial ownership includes shares, if any, (a) owned as trustee in which the director or any member of his/her immediate family has a beneficial interest, or (b) held in a trust in which the director has a beneficial interest, or (c) owned and traded in the name of the spouse, minor children or other relative of the director living in his/her home, or (d) owned by a corporation, partnership or other legal organization in which the director has a substantial beneficial interest.
(3) As a consequence of the merger of all of Regions' subsidiary banks in Alabama into one bank (First Alabama Bank) and the merger of all of Regions' subsidiary banks in Louisiana into one bank (Regions Bank of Louisiana) and the resulting cessation of their separate corporate existence, Regions has established bodies of local advisory directors corresponding to the former boards of directors of the subsidiary banks. Service on such a body is denoted in the tables as, for example, "Director, First Alabama Bank--Birmingham."
(4) Includes 91,119 shares for Mr. Horsley and 104,140 shares for Mr. Mackin that are the subject of presently exercisable options.
(5) Mr. Simpson did not serve as a director from April 1979 to April 1980.
(6) Mr. Steiner will reach mandatory retirement age and retire prior to the normal expiration of his term.

  Of the directors or nominees for director, none is a "control person" of the Company by virtue of stock ownership. The only persons who might be considered "control persons" of the Company are J. Stanley Mackin, Chairman and Chief Executive Officer, and Richard D. Horsley, Vice Chairman and Executive Financial Officer, who gain any control they may exercise by virtue of office.

  Of the nominees and directors listed above, three also serve as directors of other companies with a class of securities registered under the Securities Exchange Act of 1934. James S. M. French serves as a director of Energen Corporation, and as a director of Hilb, Rogal and Hamilton Company; Olin B. King serves as a director of SCI Systems, Inc.; and Lee J. Styslinger, Jr. serves as a director of The Mead Corporation.

THE BOARD AND COMMITTEES OF THE BOARD

  Regions held six directors' meetings during 1994. All directors attended at least 75% of the aggregate of the meetings held by the board and by its committees of which they were members. Among other board committees, Regions has an audit committee and a personnel committee that meet as needed. The Company has no nominating or similar committee.

  AUDIT COMMITTEE. The members of the audit committee are Albert P. Brewer (Chairman), Sheila S. Blair, Richard D. Horsely (ex officio member), Catesby ap
C. Jones, and J. Stanley Mackin (ex officio member). The principal functions of the audit committee, which held four meetings during 1994, include selecting independent auditors, approving proposed independent audit fees, reviewing with the independent auditors the planning for and results of the audit, approving professional services provided by the independent auditors, establishing goals and plans for the nature and extent of internal audit work, determining the effectiveness and adequacy of accounting and internal controls and the adequacy of the audit staff, and reviewing major internal audit findings. The corporate loan review staff submits periodic loan examination reports to the audit committee for its review.

  PERSONNEL COMMITTEE. The personnel committee, which held seven meetings during 1994, consists of H. Manning McPhillips, Jr. (Chairman), James B. Boone, Jr., Albert P. Brewer, Catesby ap C. Jones, and Lee J. Styslinger, Jr. At the conclusion of the stockholders meeting on April 27, 1995, H. Manning McPhillips, Jr. will retire from the personnel committee and the Company's board of directors.

  The role of the personnel committee is to establish and monitor corporate policy and practice in the broad area of human resources management. The personnel committee exercises strategic and administrative responsibility in working with Company management on the development and clarification of the Company's compensation philosophy, articulating reasons behind design of the Company's pay and benefits programs and their relationship to corporate objectives and competitive practices.

  The functions of the personnel committee are recommending to the board the compensation arrangements for executive management, approving compensation arrangements for senior company officers, making recommendations to the board concerning compensation plans in which officers are eligible to participate and recommending to the board the establishment of or changes in benefit plans in which officers are eligible to participate, and recommending to the board the establishment of or changes in benefit plans in which officers and employees participate (including the authority to make amendments to tax-qualified plans in which officers participate). The personnel committee also reviews employee claims against the Company, reviews the community involvement of senior management personnel, reviews proposed legislation affecting human resource management, approves certain new or amended personnel policies or statutory benefits plans, and acts on other important personnel matters. All actions taken with respect to compensation programs are reported to the board through detailed personnel committee minutes.

  The personnel committee specifically serves as the board compensation committee. In discharging this responsibility, the committee has, from time to time, used the services of compensation consultants for guidance with respect to competitive data and practices of other banks.

SECTION 16 TRANSACTIONS

  Section 16(a) of the Securities Exchange Act of 1934 requires Regions' executive officers and directors to file reports of ownership and changes in ownership of Regions' stock with the Securities and Exchange Commission. Executive officers and directors are required by SEC regulations to furnish Regions with copies of all Section 16(a) forms they file.

  Based on a review of the forms filed during 1994, Regions believes that all filing requirements applicable to its executive officers and directors were complied with.

                 EXECUTIVE COMPENSATION AND OTHER TRANSACTIONS

  The following table is a summary of certain information concerning the compensation earned by Regions' chief executive officer and each of the other four most highly compensated executive officers during the last three fiscal years.

                          SUMMARY COMPENSATION TABLE

                                                                      LONG TERM COMPENSATION
                                                                  ----------------------------
                                       ANNUAL COMPENSATION             AWARDS         PAYOUTS
                                --------------------------------  ----------------------------
NAME & PRINCIPAL                                    OTHER ANNUAL RESTRICTED   STOCK     LTIP    ALL OTHER
POSITION                 YEAR    SALARY     BONUS   COMPENSATION STOCK (1)   OPTIONS  PAYOUTS  COMPENSATION
- ------------------------------------------------------------------------------------------------------------
J. Stanley Mackin        1994   $560,000   $320,656      $0             $0   40,000         $0   $244,890(2)
 Chairman & Chief        1993   $525,000   $330,383      $0             $0   32,000   $546,175   $109,759
 Executive Officer       1992   $450,000   $315,000      $0       $723,438   29,700   $390,570    $30,000
Richard D. Horsley       1994   $238,000   $136,278      $0             $0   20,000         $0    $48,339(3)
 Vice Chairman &         1993   $228,000   $143,480      $0             $0   13,000   $243,511    $36,993
 Executive Financial
  Officer                1992   $222,500   $155,750      $0       $289,375   11,550   $174,135    $30,000
Carl E. Jones, Jr.       1994   $215,000   $122,251      $0             $0   20,000         $0    $43,297(4)
 Regional President      1993   $205,000   $128,017      $0             $0   13,000   $243,511    $36,482
                         1992   $195,000   $126,713      $0       $289,375   11,550   $174,135    $26,422
Joe M. Hinds, Jr.        1994   $208,000   $120,629      $0             $0   20,000         $0    $65,866(5)
 Regional President      1993   $198,000   $125,557      $0             $0   13,000   $243,511    $43,171
                         1992   $189,000   $129,164      $0       $289,375   11,500   $174,135    $26,426
Sam P. Faucett           1994   $208,000   $116,698      $0             $0   20,000         $0    $65,460(6)
 Regional President      1993   $198,000   $123,977      $0             $0   13,000   $243,511    $44,304
                         1992   $189,000   $132,141      $0       $289,375   11,550   $174,135    $28,350

- --------
(1) The Terms of the Restricted Stock awards are determined by the personnel committee. Under the terms of the currently outstanding Restricted Stock awards, the named executives must remain employed with Regions for five years from the date of the grant at the same or higher level in order for the shares to be released. During the five year period, the named executive is eligible to receive dividends and exercise voting privileges on such restricted shares. If any of the restrictions are removed at the discretion of the personnel committee, the named executive officer will receive a stock certificate for some percentage or all of the awarded restricted shares. The restricted shares are not transferable by the named executive during the restriction period. The personnel committee has the discretion to modify the terms of the Restricted Stock awards. Mr. Mackin had 31,350 shares of Restricted Stock with a fair market value of $971,850 at December 31, 1994. Messers. Horsley, Jones, Hinds and Faucett each had 11,330 shares of Restricted Stock with a fair market value of $351,230 at December 31, 1994.
(2) Includes $2,247 allocated to Mr. Mackin in 1994 under the Employee Stock Ownership Plan; $20,226 allocated to Mr. Mackin in 1994 under the profit sharing plan; and $222,417 representing the estimated term component of the premium paid and the estimated interest cost to Regions in 1994 resulting from premium payments for a life insurance benefit plan for Mr. Mackin. This plan serves as an offset to an existing supplemental retirement plan.
(3) Includes $2,247 allocated to Mr. Horsley in 1994 under the Employee Stock Ownership Plan; $20,226 allocated to Mr. Horsley in 1994 under the profit sharing plan; and $25,866 representing the estimated term component of the premium paid and the estimated interest cost to Regions in 1994 resulting from premium payments for a life insurance benefit plan for Mr. Horsley. This plan serves as an offset to an existing supplemental retirement plan.
(4) Includes $2,247 allocated to Mr. Jones in 1994 under the Employee Stock Ownership Plan; $20,252 allocated to Mr. Jones in 1994 under the profit sharing plan; and $20,798 representing the estimated term component of the premium paid and the estimated interest cost to Regions in 1994 resulting from premium payments for a life insurance benefit plan for Mr. Jones. This plan serves as an offset to an existing supplemental retirement plan.

(5) Includes $2,247 allocated to Mr. Hinds in 1994 under the Employee Stock Ownership Plan; $20,252 allocated to Mr. Hinds in 1994 under the profit sharing plan; and $43,367 representing the estimated term component of the premium paid and the estimated interest cost to Regions in 1994 resulting from premium payments for a life insurance benefit plan for Mr. Hinds. This plan serves as an offset to an existing supplemental retirement plan.
(6) Includes $2,247 allocated to Mr. Faucett in 1994 under the Employee Stock Ownership Plan; $20,252 allocated to Mr. Faucett in 1994 under the profit sharing plan; and $42,961 representing the estimated term component of the premium paid and the estimated interest cost to Regions in 1994 resulting from premium payments for a life insurance benefit plan for Mr. Faucett. This plan serves as an offset to an existing supplemental retirement plan.

STOCK OPTIONS

  The following table presents information concerning individual grants of options to purchase Regions' common stock made during 1994 to the named executive officers.

                                    OPTION GRANTS IN THE LAST FISCAL YEAR
                    ----------------------------------------------------------------------
                          NUMBER OF            % OF TOTAL       EXERCISE
                    SECURITIES UNDERLYING   OPTIONS GRANTED       PRICE                       GRANT DATE
NAME                   OPTIONS GRANTED    TO EMPLOYEES IN 1993 (PER SHARE) EXPIRATION DATE PRESENT VALUE(1)
- -----------------------------------------------------------------------------------------------------------
J. Stanley Mackin          40,000                   9%           $31.875   March 29, 2004      $236,195
Richard D. Horsley         20,000                   4%           $31.875   March 29, 2004      $118,662
Carl E. Jones, Jr.         20,000                   4%           $31.875   March 29, 2004      $118,662
Joe M. Hinds, Jr.          20,000                   4%           $31.875   March 29, 2004      $118,662
Sam P. Faucett             20,000                   4%           $31.875   March 29, 2004      $118,662

- --------
(1) Based on the Black-Scholes option pricing model adapted for use in valuing executive stock options. The actual value, if any, an executive may realize depends on the excess of the stock price over the exercise price on the date the option is exercised, so there is no assurance the value realized by an executive will be at or near the value estimated by the Black-Scholes model. The estimated values under that model are based on the assumptions of expected stock price volatility of .1716, risk-free rate of return of 6.733%, dividend yield of 4% and expected time to exercise of 5.8 years.
(2) All options become exercisable 12 months after the date of grant, except that exercisability is delayed for an additional 12 months to the extent the value of incentive stock options (determined as of the date of grant) first exercisable in a calendar year exceeds $100,000 as to any recipient.

  The following table presents information concerning exercises of stock options to purchase Regions' common stock during 1994 and the number and value of unexercised options and stock appreciation rights (SAR) held by the named executive officers.

                                    AGGREGATED OPTION/SAR EXERCISES IN 1994
                     ----------------------------------------------------------------------
                                                 NUMBER OF SECURITIES  VALUE OF UNEXERCISED
                                                UNDERLYING UNEXERCISED     IN-THE-MONEY
                                                     OPTIONS/SARS          OPTIONS/SARS
                                                     AT 12-31-94           AT 12-31-94
                                                ---------------------- --------------------
                     SHARES ACQUIRED   VALUE         EXERCISABLE/          EXERCISABLE/
NAME                   ON EXERCISE    REALIZED      UNEXERCISABLE         UNEXERCISABLE
- -------------------------------------------------------------------------------------------
J. Stanley Mackin        51,424      $1,020,723     67,277/43,094(1)       $272,811/$0
Richard D. Horsley            0      $        0     74,256/23,094(2)       $892,006/$0
Carl E. Jones, Jr.        5,195      $  100,150     33,536/23,094(3)       $235,132/$0
Joe M. Hinds, Jr.        22,745      $  469,911     39,536/23,094(4)       $329,086/$0
Sam P. Faucett           16,845      $  351,065     35,536/23,094(5)       $265,086/$0

- --------
(1) Of Mr. Mackin's currently exercisable options, 5,921 were granted with tandem SARs.
(2) Of Mr. Horsley's currently exercisable options, 28,049 were granted with tandem SARs.
(3) Of Mr. Jones' currently exercisable options, 7,040 were granted with tandem SARs.
(4) Of Mr. Hinds" currently exercisable options, 9,240 were granted with tandem SARs.
(5) Of Mr. Faucett's currently exercisable options, 7,040 were granted with tandem SARs.

LONG-TERM INCENTIVE PLAN AWARDS IN 1994

  The following table presents information concerning the long-term incentives awarded to Regions' named executive officers.

                                              ESTIMATED FUTURE PAYOUTS UNDER
                              PERFORMANCE OR  NON-STOCK PRICE-BASED PLANS(1)
               NUMBER OF       OTHER PERIOD   ---------------------------------
            SHARES, UNITS OR UNTIL MATURATION  THRESHOLD   TARGET     MAXIMUM
NAME        OTHER RIGHTS(1)    OR PAYOUT(2)        #         #           #
- -------------------------------------------------------------------------------
J. Stanley
 Mackin          14,000         3 Years       7,000           14,000     14,000
Richard D.
 Horsley          6,000         3 Years       3,000            6,000      6,000
Carl E.
 Jones,
 Jr.              6,000         3 Years       3,000            6,000      6,000
Joe M.
 Hinds,
 Jr.              6,000         3 Years       3,000            6,000      6,000
Sam P.
 Faucett          6,000         3 Years       3,000            6,000      6,000

- --------
(1) Each share or right represents performance share awards under the Company's Long-Term Incentive Plan which are equal in value to the market price of one share of Regions common stock at the maturation date with a maximum value of $50.00 per share.
(2) The performance objectives may relate to the specific performance of the named executive, or the performance of the Company, region, subsidiary, unit bank, department or function within which the named executive is employed. The performance objectives established for the current awards relate to the achievement of specific levels of return on equity by the Company. If at the end of the performance period the performance objectives have been satisfied, the named executive will have earned the award, or, at the discretion of the personnel committee, some percentage or fraction thereof, if the specified performance objectives are exceeded or satisfied in part. The performance period generally will be not less than one year or more than five years. The personnel committee has the discretion to modify the terms of the Long-term Incentive Plan awards.

RETIREMENT PLANS

  The named executive officers are covered by the Regions Financial Corporation Retirement Plan, a qualified defined benefit retirement plan, as complimented by retirement compensation agreements pursuant to its supplemental executive retirement program.

  The following table shows estimated annual benefits payable at retirement, including both qualified plan benefits and supplemental benefits, based on combinations of final compensation and age at retirement.

                              PENSION PLAN TABLE

              ----------------------------------------------------------------
                                   AGE AT RETIREMENT
- ------------------------------------------------------------------------------
COMPENSATION      55         60         62         63         64         65
- ------------------------------------------------------------------------------
$125,000       $ 50,000   $ 62,500   $ 67,500   $ 70,000   $ 72,500   $ 75,000
$150,000       $ 60,000   $ 75,000   $ 81,000   $ 84,000   $ 87,000   $ 90,000
$175,000       $ 70,000   $ 87,500   $ 94,500   $ 98,000   $101,500   $105,000
$200,000       $ 80,000   $100,000   $108,000   $112,000   $116,000   $120,000
$225,000       $ 90,000   $112,500   $121,500   $126,000   $130,500   $135,000
$250,000       $100,000   $125,000   $135,000   $140,000   $145,000   $150,000
$300,000       $120,000   $150,000   $162,000   $168,000   $174,000   $180,000
$350,000       $140,000   $175,000   $189,000   $196,000   $203,000   $210,000
$400,000       $160,000   $200,000   $216,000   $224,000   $232,000   $240,000
$450,000       $180,000   $225,000   $243,000   $252,000   $261,000   $270,000
$500,000       $200,000   $250,000   $270,000   $280,000   $290,000   $300,000
$550,000       $220,000   $275,000   $297,000   $308,000   $319,000   $330,000
$600,000       $240,000   $300,000   $324,000   $336,000   $348,000   $360,000
$650,000       $260,000   $325,000   $351,000   $364,000   $377,000   $390,000
$700,000       $280,000   $350,000   $378,000   $392,000   $406,000   $420,000

  In 1994, compensation covered by the plans for the five highest paid executive officers was as follows: Mr. Mackin, $560,000; Mr. Horsley, $238,000; Mr. Jones, $215,000; Mr. Hinds, $208,000; and Mr. Faucett, $208,000.

  Benefits are based on average compensation (limited to base salary) over the three years prior to retirement, and are payable as a single life annuity for single participants and a joint and 50% survivor annuity for married participants. Other forms of payment are available on an actuarially equivalent basis. Amounts shown are subject to offset for Company-sponsored long-term disability payments and executive life insurance program cash values exceeding premiums paid. Benefits are not offset by Social Security benefits. Benefits will be reduced or eliminated if the participant terminates employment voluntarily before age 55.

EMPLOYMENT AGREEMENTS

  Regions has no employment agreements with any of the named executive officers.

DIRECTORS' COMPENSATION

  In 1994, directors of Regions were paid a quarterly director's fee of $1,500, or a total of $6,000 annually. In addition, directors are paid a fee of $1,000 for each board meeting attended. Directors who are chairman of board committees receive $750 and other directors who are members of board committees receive $600 for each board committee meeting attended. Effective January 1, 1995, the annual retainer was increased to $10,000 and committee meeting fees for meetings held by telephone were reduced to $300 for committee members and $375 for committee chairmen. Directors who are employees of the parent company receive no fees for parent company board membership or attendance at parent company board or board committee meetings.

  In January 1984, the board of directors adopted the Directors' Stock Investment Plan, a plan designed to provide added incentive to the non-employee directors of the Company and its subsidiaries and local divisions. As amended in 1991, the plan provides that each participant may contribute to the plan all or part of the fees payable by the Company. The Company will contribute 25% of the amount contributed by each director. Both director and Company contributions will be applied to the purchase of Regions' common stock for the account of the director. Directors are immediately vested in all amounts held in the plan on their behalf.

COMPENSATION AND STOCK OPTION DETERMINATIONS

  The determination of executive compensation and the award of stock options is regularly delegated to the personnel committee of the board of directors. The Company's directors believe that executive compensation decisions must consider aggregate compensation, since executive compensation in the financial services industry typically consists of a variety of elements, tied to an assortment of long-term and short-term performance objectives.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION.

  The personnel committee of the board of directors, consisting in 1994 of Mr. McPhillips, Mr. Boone, Mr. Brewer, Mr. Jones, and Mr. Styslinger, performs the functions of a compensation committee. In reaching compensation decisions concerning executive officers other than Mr. Mackin, the chief executive officer, the committee took into account discussions with and recommendations by Mr. Mackin and the Company's senior personnel officer. There is no other involvement by the Company's executive personnel in the committee's deliberations. Mr. Mackin did not participate in deliberations and decisions regarding his own compensation.

PERSONNEL COMMITTEE EXECUTIVE COMPENSATION REPORT

  Set forth below is the Executive Compensation Committee of the Personnel Committee.

                         EXECUTIVE COMPENSATION REPORT

  General. Under the direct control of the personnel committee of the board of directors, the Company has developed and installed compensation policies, plans, and procedures that seek to enhance the profitability of the Company. Shareholder value is aligned with the financial interests of the Company's senior managers as financial goals are set for each year. The Company recognizes the importance of annual and long-term incentive compensation plans to attract and retain corporate officers and other key employees who are accordingly motivated to perform to the best of their abilities. Both forms of incentive compensation are variable and accordingly reflect corporate, strategic business unit, and individual performance levels that encourage an explicit and continuing focus on increasing profitability and shareholder value.

  The committee's methodology and approach incorporate both qualitative and quantitative considerations, which are reflected in the committee's determinations concerning executive compensation and the specific components thereof. In particular, the total compensation of the executive officers of the Company can be divided into the categories of (i) annual base salary, (ii) annual incentive compensation, and (iii) long-term incentive compensation. In general, and as set forth in greater detail below, annual base salary is intended to be comparable with executive base compensation paid by other similar financial institutions; annual incentive compensation is intended to be tied quantitatively to the achievement by the Company of pre-determined, objective financial performance goals; and share-based grants for long-term incentive compensation are intended to reward the executive recipients with incremental value commensurate with long-term increases in value of the Company's common stock. The compensation decisions of the committee relative to the Company's principal executive officers, including the five officers named above in the compensation tables, are described below as to each of the three categories.

  Base Salary. Annual base salaries are generally set at competitive levels with similar financial institutions. Specifically, the committee considers peer group comparisons from survey data for other financial companies, recommendations from an independent compensation consultant, and individual performance assessments. For executives other than the chief executive officer, the committee also considers the chief executive officer's recommendations. While these factors are fully considered and discussed by the committee, the committee members are not required to express or record the weight they assign to any particular factor. In each instance the committee members reach a consensus and the committee sets a base salary level for each executive.

  In evaluating and establishing the base salaries of the executive officers, the committee, in conjunction with its independent compensation consultant, surveys the base salaries of the corresponding officers of other bank holding companies in a survey group consisting of approximately 20 companies closest to Regions in asset size and deposit size, and also including the three other largest bank holding companies headquartered in Alabama. The committee attempts to establish the base salaries of the named executive officers such that the aggregate of their base salaries is targeted to the median point of the aggregate of the base salaries of the corresponding executive officers of the companies in the survey group, based on the most recent information available. Based on 1993 information, the information most recently available, the aggregate of the actual base salaries of Regions' named executive officers group was slightly less than such survey median point.

  It should be noted that the survey comparison group is not the same as the group of companies which make up the NASDAQ Banks Index presented in the Comparison of the Five-year Cumulative Total Return graph included in this proxy statement. The committee believes the use of a smaller survey group tailored by asset and deposit size is more valid for salary evaluation purposes even though not all the survey companies are included in the NASDAQ Banks Index, and even though numerous companies included in the NASDAQ Banks Index are not included in the survey group.

  Based on the survey comparison, advice of an independent compensation consultant, recommendations from the chief executive officer, and an inherently subjective assessment of the comparative contributions of the executive personnel to the Company's continued financial and operating success, the 1994 base salaries for the other named officers were determined by the committee, subject to ratification by the full board of directors. The personnel committee reviewed their individual recommendations regarding each named officer with the board of directors and secured full board approval, prior to applying base salary adjustments for this group at the beginning of 1994.

  Annual Incentive Compensation. In the first quarter of 1994, the personnel committee approved the Company's 1994 annual performance goals, as prepared by the Company's comptroller, and as used for the purpose of determining potential annual incentive compensation for the executive officers. The performance goals were quantitative in nature, resulting in an incentive plan formula that was weighted towards their overall importance in attaining the Company's annual profit plan, and focused on the accomplishment of financial objectives in the areas of: Net Income Before Securities Transactions, Return on Assets, Return on Equity; and, exclusive of acquisition related growth, Average Loan Growth, and Average Core Deposit Growth. With record earnings in 1994, the Company substantially exceeded target levels for the majority of Company and business unit performance goals. Based on the various levels of goal achievement, the chief executive and the other named officers received cash incentive awards as a formula driven percentage of 1994 base salary levels.

  Long Term Incentive Compensation. During 1994, the personnel committee evaluated the merits of granting the chief executive officer, the named officers and other key employees, further awards under the Company's 1991 Long-Term Incentive Plan (LTIP). The 1991 LTIP provides the flexibility to grant long-term incentives in a variety of forms, including stock options, performance shares and restricted stock. With respect to stock-based compensation, the personnel committee placed relatively more reliance on the advice of the Company's independent consultant than in the cases of base salary and non stock-based compensation. As intended with the establishment of the 1991 LTIP, the committee believes that it is highly desirable to increase management's equity ownership interest in the Company. The committee further believes that its initial 1991 awards under the LTIP successfully focused and committed the Company's management on building profitability and shareholder value. The primary purpose of LTIP awards is to encourage management members to take long-term steps to achieve and sustain Return on Equity objectives. Accordingly, the committee further awarded LTIP grants during 1994.

  In establishing the LTIP awards for the named officers, senior management and other key employees, the committee reviewed with the chief executive officer the recommended individual awards, considering the scope of accountability, financial goals, and anticipated performance requirements and contributions expected of each participant. The committee also took into account the number and size of LTIP awards and stock options already held by executive officers considered for additional awards.

  Compensation of Chief Executive Officer. In deliberating the compensation of the Chief Executive Officer, the committee adheres to the same basic methodology and approach applied to executive compensation generally. Accordingly, the base salary determination reflects the peer group survey comparison described above, the annual incentive compensation is based on an objective formula and tied to the Company's achievement of pre-determined, quantitative financial goals, and the realization of long-term incentive compensation, by its nature, is aligned with the realization of long-term shareholder value.

  In addition, the committee, in deliberating the chief executive officer's compensation, takes into account other factors. For example, special consideration was given to the continued smooth and successful transition that has occurred since the August 1990 changeover in chief executive officers, the chief executive officer's effectiveness in solidifying the Company's ongoing management team, the Company's superior earnings record since his appointment, and the recent successes of the Company's acquisition program, including the assimilation of the institutions acquired. Consideration was also given to the chief executive officer's personal job performance, the Company's profitable growth record, as well as expectations of his anticipated contributions to the Company's future. The weight and significance accorded to these special factors in the committee's deliberations are intrinsically subjective, and thus their bearing on the committee's ultimate compensation determinations cannot be quantified.

  LTIP awards for the chief executive officer were set separately and independently of his participation, based on ownership and total compensation objectives that reflected data from selected peer companies, his total compensation, and the committee's perception of his past and expected contributions to the Company's attainment of its long-term performance goals.

  The committee's base salary recommendation for the chief executive officer was reviewed and approved by the full board of directors.

  Summary. The personnel committee of the board of directors remains dedicated to ensuring that the Company's overall compensation program for its executive officers, senior management and other key employees is properly designed to:

. Attract, motivate, and retain outstanding contributors.
. Maintain a base salary structure that is competitive in the Company's marketplace.
. Link annual incentive awards with specific performance targets that yield superior results.
. Provide long-term incentive awards that couple management ownership with shareholder value.

  Section 162(m) of the Internal Revenue Code imposes certain limitations on the deductibility by the Company for federal income tax purposes of compensation amounts paid to highly paid executives. The committee is aware of the potential effects of (S)162(m) of the Internal Revenue Code. The committee has concluded that ensuring deductibility under (S)162(m) is not as important as structuring incentive compensation based on methodology and factors it deems appropriate. The committee has chosen not to distort its methodology and application of the factors it believes pertinent so as to ensure that all executive compensation be deductible under (S)162(m). While the committee intends that the Company's compensation plans will meet, to the extent practical, the prerequisites for deductibility under (S)162(m), if it develops that a portion of the compensation of one or more executive officers is not deductible under (S)162(m), then the committee expects that Regions would honor its obligations to the executive officers under the compensation arrangements approved by the committee.

  The personnel committee will continue to review and evaluate compensation programs at least annually. When and where appropriate, the committee will consult with independent compensation consultants, legal advisors, and Regions' public accounting firm with respect to the proper design of the program toward achieving Company objectives as set forth by the chief executive officer and the board of directors.

  This report furnished by:

                     H. Manning McPhillips, Jr. (Chairman)
                    James B. Boone, Jr    Albert P. Brewer
                    Catesby ap C. Jones   Lee J. Styslinger, Jr.

FINANCIAL PERFORMANCE

  Set forth below is a graph comparing the yearly percentage change in the cumulative total return of Regions' common stock against the cumulative total return of the S & P 500 Index and the NASDAQ Banks Index for the last five years. This presentation assumes that the value of the investment in Regions' common stock and in each index was $100 and that all dividends were reinvested.

                             [GRAPH APPEARS HERE]

                   COMPARISON OF FIVE YEAR CUMULATIVE RETURN
                AMONG REGIONS, NASDAQ BANK INDEX AND S & P 500

                                             NASDAQ
Measurement period                           Bank
(Fiscal Year Covered)            Regions     Index      S & P 500
- ---------------------           --------     --------    --------
12/31/89                        $ 100.00     $ 100.00    $ 100.00
12/31/90                        $ 107.99     $  73.23    $  96.90
12/31/91                        $ 188.44     $ 120.17    $ 126.43
12/31/92                        $ 235.90     $ 174.87    $ 136.06
12/31/93                        $ 238.77     $ 199.29    $ 149.77
12/31/94                        $ 237.13     $ 198.69    $ 151.45



OTHER TRANSACTIONS

  Directors and officers of Regions and their associates were customers of, and had transactions with, the affiliate banks in the ordinary course of business during 1994; additional transactions may be expected to take place in the ordinary course of business. Included in such transactions are outstanding loans and commitments from the affiliate banks, all of which were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features.

  Regions retained during 1994 and prior years and proposes to retain in the future on behalf of the Company or certain of its subsidiaries the law firms of Steiner, Crum & Baker, of which director Robert E. Steiner, III, is a partner; Lange, Simpson, Robinson, & Somerville, of which director Henry E. Simpson is a partner; and Boles, Boles & Ryan, of which director William R. Boles, Sr., is a partner. During 1994, the Company or its subsidiaries paid legal fees of $215,937 to the firm of Steiner, Crum & Baker, $1,034,746 to the firm of Lange, Simpson, Robinson & Somerville, and $263,286 to the firm of Boles, Boles & Ryan.

                PROPOSALS TO APPROVE MANAGEMENT INCENTIVE PLAN
                AND AMENDMENT TO 1991 LONG-TERM INCENTIVE PLAN

  The board of directors is seeking stockholder approval of the Company's Management Incentive Plan and of an amendment to the 1991 Long-Term Incentive Plan. Certain information concerning these matters is set forth below. Copies of the Management Incentive Plan and the amended and restated Long-Term Incentive Plan are reproduced as Appendix A and Appendix B, respectively, to this proxy statement. The descriptions of the Management Incentive Plan and the Long-Term Incentive Plan set forth below are qualified in their entirety by reference to Appendices A and B, respectively.

  The board of directors recommends a vote FOR approval of the Management Incentive Plan under "Item 2" on the proxy card and a vote FOR approval of the amendment to the Long-Term Incentive Plan under "Item 3" on the proxy card. The affirmative vote of the holders of a majority of the outstanding shares of the Company is required for approval of both the Management Incentive Plan and the amendment to the Long-Term Incentive Plan.

MANAGEMENT INCENTIVE PLAN

  The Management Incentive Plan is an annual incentive compensation plan pursuant to which the Company's executive officers and other key personnel may be paid annual incentive compensation, in addition to their base salaries, based on achievement of predetermined performance goals. The performance goals may apply to Company performance, business unit performance, or individual performance. While the Management Incentive Plan has been in effect since 1985, stockholder approval is sought at this annual meeting so that payments by the Company under the Management Incentive Plan can continue to qualify for deductibility by the Company for federal income tax purposes. Recently enacted
Section 162(m) of the Internal Revenue Code limits, with certain exceptions, the Company's corporate tax deduction for compensation paid to certain executive officers of the Company to no more than $1,000,000 per executive per year, and imposes certain other prerequisites for deductibility of compensation payments. The Personnel Committee (Committee) has reviewed the provisions of
Section 162(m), and intends to revise the Company's compensation plans to preserve, where practicable, the tax deductibility of compensation payments. Accordingly, the Management Incentive Plan is being submitted for stockholder approval. The Company intends to keep the Management Incentive Plan in effect whether or not the requisite stockholder approval is obtained.

  The performance goals (except for personal performance goals, which are described below) are quantitative in nature and are determined by the Committee for each calendar year based on the actual operating performance of the Company or business unit in the areas of (i) income before securities transactions,
(ii) return on assets, (iii) return on equity, (iv) loan growth, (v) deposit growth, and (vi) other quantifiable finacial objectives. The Committee's determination of the performance goals takes into account recommendations of management.

  For each performance goal the committee establishes a threshold level, a target level, and a maximum level. Performance of less than the threshold level results in no award, performance at the maximum level results in an award of two times the target award, and performance of more than the maximum level results in no additional award. Attainment of a performance goal for the calendar year will entitle participants to an incentive payment calculated as a specified percentage of base salary, with the percentage set by the committee for each participant or category of participants. The maximum percentage awardable for a target level of performance is 50% of base salary, meaning that for 1995 the maximum single amount awardable under the Management Incentive Plan will be $600,000.

  Personal performance goals are based on annually established objectives and such other identified key aspects of performance as may be determined by the Committee and the participant's superiors to be appropriate. Personal performance goals established for the members of the Executive Advisory Council (presently consisting of the chief executive officer, the executive financial officer and the regional presidents) must be objective within the meaning of
Section 162(m). Moreover, with respect to such executive officers, after the establishment of the goals, the Committee has no discretion to increase the amount of compensation that would be due upon attainment of goals or to alter the goals for the year to which they relate.

AMENDMENT TO 1991 LONG-TERM INCENTIVE PLAN

  The board of directors has adopted an amendment to the 1991 Long-Term Incentive Plan (the "Long-Term Incentive Plan"), subject to the approval of the stockholders. The amendment increases the number of shares of the Company which are subject to and available for distribution under the Long-Term Incentive Plan. In the absence of stockholder approval the proposed amendment will not take effect.

  The proposed amendment will increase from the 2,750,000 to 5,000,000 the total number of shares of common stock reserved and available for distribution under the Long-Term Incentive Plan. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares. Of the total amount, no more than 2,500,000 shares may be granted as performance awards, and no more than 1,500,000 shares may be awarded as restricted stock. In addition, no employee participating in the Plan may receive, in any one calander year, a combination of stock options or stock appreciation rights with respect to more than 150,000 shares of stock. The proposed amendment also provides that any performance objectives established with respect to the members of the Executive Advisory Council must be objective within the meaning of Section 162(m) of the Internal Revenue Code, and imposes limitations, consistent with the requirements of Section 162(m), on the discretion of the Committee to alter performance objectives established for those individuals.

  The Long-Term Incentive Plan provides generally for the granting of incentive stock options, non-qualified stock options, stock appreciation rights and shares of stock designated as restricted stock or performance shares, to officers and key employees of the Company. The incentive plan was approved by the stockholders and put into operation in 1991. It is intended to be used over a period of years to assist the Company in attracting, retaining, motivating and rewarding employees who make a significant contribution to the Company's long term success, and to encourage employees to acquire and maintain an equity interest in the Company.

  The Long-Term Incentive Plan is administered and interpreted by the Committee, which is composed of disinterested persons, that is, persons who are not employees and who are not eligible to receive benefits under the Long-Term Incentive Plan. The board of directors may, without further approval of the stockholders, suspend, terminate or amend the Long-Term Incentive Plan. However, no such action may be taken without stockholder approval which would materially increase the total number of shares of common stock which may be issued under the Long-Term Incentive Plan, and no action may be taken without a recipient's consent which would reduce or impair any rights or obligations under any then outstanding award under the Long- Term Incentive Plan.

  The Long-Term Incentive Plan authorizes the granting of incentive stock options and non-qualified stock options to purchase shares of common stock of the Company. The closing market price of the common stock of the Company as reported by the Nasdaq National Market was $34.13 per share on March 10, 1995.

  No stock options may be granted under the Long-Term Incentive Plan after January 16, 2001. The option price per share of incentive stock options shall not be less than the fair market value of the common stock at the date of the grant. The option price per share of non-qualified options may in the discretion of the Committee be less than the fair market value of the common stock on the date of the grant. Options may be exercised by payment in cash, or in the discretion of the Committee, by delivery of shares having a market value equal to the option price or in any combination of cash and shares. An option may be exercised only subject to such terms as the Committee may impose at the time the option is granted. In general, an option must terminate not later than ten years after the date of the grant. The aggregate fair market value, determined as of the time an incentive stock option is granted, of the common stock with respect to which incentive stock options become exercisable for the first time by an individual during any calendar year, under the Long-Term Incentive Plan and other stock option plans of the company, may not exceed $100,000.

  Stock appreciation rights may be granted under the Long-Term Incentive Plan in connection with all or any part of incentive stock options or non-qualified options, or independent of stock options. Stock appreciation rights permit the recipient to receive from the Company an amount determinable in relation to any increase in fair market value of the Company's common stock. The amount awardable upon exercise of a stock appreciation right for each share covered by the exercise is equal to the difference between the exercise price, which in the case of stock appreciation rights associated with incentive stock options must equal the fair market value of a share as of the date of grant, and the fair market value of a share on the date of exercise. The aggregate amount due on exercise may be paid wholly or partly in cash or in common stock, in the discretion of the Committee. In the case of stock appreciation rights granted in connection with incentive stock options and non-qualified options, exercise of the stock appreciation right reduces the associated options held by the exercising recipient by the same number of shares. Exercise of options however, reduces the number of stock appreciation rights only to the extent the number of shares covered by the exercise exceeds the number of shares not covered by stock appreciation rights. A stock appreciation right associated with an incentive stock option must be granted simultaneously with the option and must be subject to the same terms and conditions as the option.

  The Company understands the federal income tax consequences of stock options under the Long-Term Incentive Plan, under existing federal income tax laws and regulations, to be as follows:

    Holders of incentive stock options will not recognize taxable income as a result of the exercise of such options (except to the extent of taxes imposed under the alternative minimum tax), and will not recognize taxable income upon the grant of such options. The amount by which the fair market value of the stock at the time of the exercise exceeds the option price is treated as a preference item subject to the alternative minimum tax.

    The tax consequences upon disposition of stock acquired by exercise of an incentive stock option depends upon when the disposition occurs. If the optionee holds the stock received through exercise of an incentive stock option for more than two years after the date the option was granted and for more than one year after the stock was transferred to him, then any gain or loss recognized on the disposition of the stock will be long term capital gain or loss equal to the difference between the amount realized upon sale and the option price. The Company will not be entitled to any tax deduction in connection with the grant or exercise of incentive stock options provided that the stock acquired through exercise of the option is not disposed of within the two year or one year periods described above. However, if stock acquired through exercise of an incentive stock option is disposed of within the two year or one year periods described above, then the excess, if any, of the fair market value of such stock over the option price will be treated as compensation income to the optionee in the year in which such disposition occurs, and the Company will be entitled to a like income tax deduction in that year.

    The holder of a non-qualified option, upon exercise, must include in ordinary income subject to federal taxation an amount equal to the excess of the fair market value of the stock acquired at date of exercise over the option price.

    The recipient of stock appreciation rights will not be subject to federal income tax at the time of receipt. However, stock or cash delivered pursuant to the exercise of such rights will be treated as taxable income to the employee in the year of receipt.

  A restricted stock awarded under the Long-Term Incentive Plan consists generally of a grant or sale of the Company's common stock to the recipient subject to conditions determined by the Committee. The terms determinable by the Committee in each restricted stock award include the number of shares, the price, if any, to be paid by the recipient, the time within which the award may be subject to forfeiture, the nature of the restrictions, including performance criteria if any, and the circumstances upon which restrictions will lapse. The recipient of restricted stock may not sell or transfer such shares during the restriction period, and the certificates representing such shares remain in the custody of the Company until the conditions of restriction are satisfied. Upon lapse or removal of the restrictions, the recipient will receive a stock certificate and will have unrestricted ownership of the covered shares.

  Shares of common stock may be distributed under the Long-Term Incentive Plan as a performance award. The Committee selects recipients of performance awards and establishes performance objectives, the performance period, and the amount and form of the award. The performance objectives may relate to the specific performance of the recipient, or the performance of the region, subsidiary, unit bank, department or function within which the recipient is employed. Performance objectives based on financial performance are intended to enhance the long term financial condition of the Company. If at the end of the performance period the performance objectives have been satisfied, the recipient will have earned the award. If the specific performance objectives are exceeded, the Committee in its discretion may award a multiple of the target award, and if the performance objectives are satisfied in part, the Committee in its discretion may grant the recipient a portion of the performance award. The performance period will generally be not less than one year and shall not exceed five years.

  Upon a change of control of the Company, all stock appreciation rights and stock options become fully exercisable, the limitations on restricted stock automatically lapse, and the performance periods are deemed completed for performance awards. Each recipient has the right to elect to cash out his outstanding rights under the Long-Term Incentive Plan for an amount determinable based upon a per share price, defined to be the highest price paid for the Company's common stock during the last 60 day period in the principal market in which the Company's common stock has been traded, or the highest price offered in any transaction related to a change of control during the same 60 day period. In case of incentive stock options and related stock appreciation rights, however, the purchase price will be based only on transactions reported for the date on which the Committee decides to permit cash out of stock options. A change of control is defined to occur if a majority of the board of directors changes during any continuous 18 month period, if any person becomes the owner of 25% or more of the Company's outstanding common stock, or if stockholder approval is required for the acquisition by an entity other than the Company or one of its affiliates.

PLAN BENEFITS

  The following table sets forth certain information for the calendar year 1994 concerning the benefits received by or allocated to the five executive officers named under the summary compensation table above, the executive officers of the Company as a group, and other participating officers and employees as a group, under both the Management Incentive Plan and the Long-Term Incentive Plan:

                                 PLAN BENEFITS

                                    MANAGEMENT INCENTIVE  LONG-TERM INCENTIVE
                                            PLAN                  PLAN
                                    -------------------- ----------------------
                                           DOLLAR          DOLLAR      NUMBER
 NAME AND POSITION                       AMOUNT ($)      AMOUNT ($)   OF UNITS
 -----------------                  -------------------- ----------- ----------
 J. Stanley Mackin, Chairman and         $ 320,656       $236,195(1)  40,000(2)
  Chief Executive Officer..........                             --    14,000(3)
 Richard D. Horsley, Vice Chairman         136,278        118,662(1)  20,000(2)
  and Executive Financial Officer..                             --     6,000(3)
 Carl E. Jones, Jr., Regional Pres-        122,251        118,662(1)  20,000(2)
  ident............................                             --     6,000(3)
 Joe M. Hinds, Jr., Regional Presi-        120,629        118,662(1)  20,000(2)
  dent.............................                             --     6,000(3)
 Sam P. Faucett, Regional Presi-           116,698        118,662(1)  20,000(2)
  dent.............................                             --     6,000(3)
 Other Executive Officers as a             534,525              --    82,000(4)
  Group (9 persons)................                             --    23,880(3)
 Other Officers and Employees as a       1,735,575              --   227,000(4)
  Group (5)........................                             --    63,120(3)

- --------
(1) Represents the estimated value at the date of grant of stock options awarded in 1994, using the Black Scholes option pricing model and the assumptions identified on page 8 above in note (1) to the stock option grant table.
(2) Represents the number of shares of Regions' common stock underlying stock options granted in 1994.
(3) Represents the number of performance shares awarded in 1994. It is not practical to estimate the 1994 dollar value of such awards.
(4) Represents the number of shares of Regions' common stock underlying stock options granted in 1994. It is not practical to estimate the aggregate dollar value of such awards at the date of grant for the indicated group.
(5) 77 persons as to the Management Incentive Plan and 128 persons as to the Long-Term Incentive Plan.

                             INDEPENDENT AUDITORS

  The audit committee has selected the accounting firm of Ernst & Young to serve as the principal auditors for the Company for the current year. The firm of Ernst & Young also served as Regions' principal auditor during 1994. A representative of the firm will be present at the stockholders' meeting to make a statement if he so desires and to respond to appropriate questions from stockholders.

                           PROPOSALS OF STOCKHOLDERS

  Proposals by stockholders intended to be presented at Regions 1996 annual meeting of stockholders must be received by Regions not later than November 17, 1995, for consideration for possible inclusion in the proxy statement relating to that meeting.

                                OTHER BUSINESS

  Regions does not know of any business to be presented for action at the meeting other than those items listed in the notice of the meeting and referred to herein. If any other matters properly come before the meeting or any adjournment thereof, it is intended that the proxies will be voted in respect thereof in accordance with the recommendations of the board of directors.

                                             By Order of the Board of Directors

                                                /s/ Samuel E. Upchurch, Jr.
                                                     Samuel E. Upchurch, Jr.
                                                     Corporate Secretary

Dated March 16, 1995

                                                                      APPENDIX A

                         REGIONS FINANCIAL CORPORATION
                           MANAGEMENT INCENTIVE PLAN
                   AMENDED AND RESTATED AS OF JANUARY 1, 1995


I. PURPOSE OF THE PLAN

   The purpose of the Plan is to:

    A. Optimize the soundness, profitability and growth of Regions Financial Corporation (the "Company");

    B. Promote and encourage excellence in the performance of individual responsibilities; and

    C. Provide an incentive opportunity and ensure appropriate total cash compensation for those members of management who are positioned to make significant contributions to the Company's success.

II. PLAN ADMINISTRATION

  The Committee shall be responsible for the management and administration of the Plan. The Committee has full authority to interpret, apply, and administer the Plan as it may be deemed to be in the best interests of the Company and its shareholders. The Committee may delegate certain administrative responsibilities as it deems appropriate to officers of the Company. Any decision by the Committee relating to the Plan or to awards thereunder shall be final and binding on the Participants.

III. PARTICIPATION IN THE PLAN

  A. The Committee shall, with respect to each Plan Year, determine which employees of the Company shall participate in the Plan for that Plan Year, based upon recommendations from the Chairman. Selection of Participants shall be made from among those senior Company staff members who are deemed to be sufficiently experienced and capable of making significant contributions to the Company. Participation is conditional; participation in one Plan Year does not guarantee participation in successive years. With respect to any employee of the Company who is a member of the Executive Advisory Council, selection of that employee to be a Participant shall be made no later than March 31 of the Plan Year to which participation relates, and shall be made in writing.

  B. Participation Tiers

     The Committee shall assign all Participants to Participation Tiers on the basis of their roles and responsibilities and/or Base Compensation grade for the Plan Year to which participation relates. With respect to any Participant who is a member of the Executive Advisory Council, assignment of the Participant to a Participation Tier shall be made no later than March 31 of the Plan Year to which participation relates, and shall be made in writing.

  C. Within each Participation Tier, Participants shall be assigned performance goals related to corporate, regional, unit and personal goals. With respect to any Participant who is a member of the Executive Advisory Council, the Committee's assignment of goals to that Participant shall be made by March 31 of the Plan Year to which the goals relate, and shall be in writing.

  D. For each Participation Tier, the Committee shall determine the target award opportunities that shall apply to Participants in that Participation Tier. Target award opportunities shall be expressed as a percentage of Base Compensation. The maximum target award permissible under the Plan shall be 50%. With respect to any Participant who is a member of the Executive Advisory Council, the determination of the target award opportunity applicable to that Participant shall be made by March 31 of the Plan Year to which the target award applies, and shall be in writing.

  E. Depending upon the extent to which performance goals are met or exceeded, the actual award opportunities for a Participant shall range from no award to a maximum of two times the target award opportunity, according to the provisions of Section IV.

IV. PERFORMANCE CRITERIA AND ANNUAL PLAN THRESHOLD

  A. Company performance. The Committee shall establish corporate, regional, and unit performance goals based on income before securities transactions, return on assets, return on equity, average loan growth, deposit growth and other quantifiable financial objectives.


  B. Personal performance. Personal performance goals shall consist of annually established objectives and such other identified key aspects of performance as may be determined to be appropriate for the Participant.


  C. Each Plan Year the Committee will establish performance goals that define the range of performance which the Plan will recognize for the Plan Year to which the goals relate. With respect to any Participant who is a member of the Executive Advisory Council, such performance goals shall be in writing and shall be established before the earlier of (i) the date on which the outcome under the goals is substantially certain or (ii) March 31 of the Plan Year to which the goals relate. Corporate performance goals shall be recommended by the Chairman or Vice Chairman. Regional goals and unit bank goals shall be approved by the Regional Presidents. Corporate performance goals and regional goals must also be approved by the Chairman and the Committee. Personal performance goals shall be established by the Participant's manager and the next higher level of management, subject to the overall review and approval by the Chairman.

  D. If the Participant is a member of the Executive Advisory Council, Company performance goals and personal performance goals established by the Committee shall be objective performance goals within the meaning of
     Section 162(m) of the Internal Revenue Code and treasury regulations promulgated thereunder. Pursuant to those regulations, a performance goal shall be considered objective only if a third party having knowledge of the relevant facts could determine whether the goals have been met. Furthermore, and notwithstanding any other provision of the Plan to the contrary, once the Committee has established performance goals for a Participant who is a member of the Executive Advisory Council, the Committee shall have no discretion to (i) increase the amount of compensation that would otherwise be due upon the attainment of the goals, or (ii) alter the goals for the Plan Year to which they relate.

  E. Levels of goal achievement shall be characterized as (i) threshold achievement, below which no award is payable; (ii) target achievement, or; (iii) maximum achievement, above which no additional award is payable.

  F. The Chairman shall recommend, subject to the approval of the Committee, the threshold, target, and maximum levels of achievement with respect to a Plan Year. The Chairman shall also recommend, subject to the approval of the Committee, specific floors and caps on these levels of achievement. With respect to Participants who are members of the Executive Advisory Council, threshold, target, and maximum levels shall be established by the Committee, in writing, no later than March 31 of each Plan Year, and shall remain in effect for the remainder of the Plan Year.

  G. For each Performance Tier, the Committee shall assign weightings to indicate the relative importance of each criterion in determining incentive awards earned under the Plan. The sum of weightings assigned to any Participant must equal 100%. These weightings may vary from Plan Year to Plan Year, and shall be based on recommendations by the Chairman or Vice Chairman subject to approval by the Committee. With respect to any Participant who is a member of the Executive Advisory Council, the Committee shall assign such weightings on or before March 31 of each Plan Year, and such weightings shall remain in effect for the remainder of the Plan Year.

V. PLAN ADMINISTRATOR'S DISCRETION

  The Committee, as plan administrator, is authorized to administer the Plan, subject to and in accordance with the provisions set forth herein, and shall have all powers necessary and appropriate to enable it to properly administer the Plan, including but not limited to the power to:

  A. approve the establishment and range of corporate goals, recommendations regarding participation, the amounts of individual award pay-outs, and all matters relating to the day-to-day operation of the Plan;

  B. construe and interpret the Plan, establish rules and regulations, delegate such administrative responsibilities as it deems proper, and to perform all other acts it deems necessary to carry out the intent and purpose of the Plan;

  C. modify or amend the terms of the Plan, as it becomes appropriate;

  D. cancel the participation of any person who conducts himself in a manner which the Committee, in the exercise of reasonable discretion, determines to be inimical to the best interests of the Company;

  E. correct any defect, supply any omission, or reconcile any inconsistency in the Plan, in the manner and to the extent it shall deem necessary; and,

  F. adopt and modify, as needed, guidelines for identifying Participation Tiers and Performance Criterion, assigning Participants to Participation Tiers and determining target awards for Participants within each Participation Tier.

  The Committee's determination under the Plan of the persons to participate and receive awards and the terms and conditions of such awards need not be uniformly applicable to all Participants, but may be made by the Committee on a selective basis among persons who receive or are eligible to receive awards under the Plan, whether or not such persons are similarly situated. The Committee shall have final approval authority over the payment of all awards under this Plan, whether individually or collectively.

VI. PLAN FUNDING AND ACCRUALS OF AWARDS

  The Plan is unfunded and awards hereunder shall be paid from general corporate funds.

VII. NEW PARTICIPANTS, PROMOTIONS, OR TRANSFERS

  All participation in the Plan is subject to approval by the Committee. Newly hired or promoted employees who enter positions which are considered to be eligible for participation in the Plan normally will enter the Plan on January 1 next following the date of hire or promotion. The Chairman, however, subject to approval by the Committee, may authorize immediate participation upon hire or promotion. In this event, Participants who enter the Plan during the Plan Year will receive awards calculated on a pro rata basis using the Base Compensation earned and levels of performance achieved for that eligible portion of the Plan Year.

VIII. TERMINATION OF EMPLOYMENT

  If a Participant terminates employment during a Plan Year for any reason other than Retirement, Disability, or death, no award will be payable under the Plan.

  If a Participant's employment terminates during a Plan Year as a result of Retirement, Disability, or death, the Participant, his Beneficiary, or his estate will receive a pro-rata portion of the incentive award determined as of the end of the Plan Year. The proration will be based on the Participant's year-to-date Base Compensation for the Plan Year and the achieved levels of performance as of the end of the Plan Year. The pro-rated award will be paid at the same time as awards are paid to active Participants.

  If a Participant's employment terminates between the end of the Plan Year and the Award Payment Date for any reason other than willful dishonesty or gross misconduct, the full award earned as of December 31 of the Plan Year will be paid. If the Participant's employment is terminated during this period for willful dishonesty or gross misconduct, no award will be payable.

IX. MISCELLANEOUS PROVISIONS

  A. NONALIENATION OF BENEFIT. No benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to do so shall be void.

  B. WITHHOLDING OF TAXES. The Company shall have the right to deduct from any award payable under this Plan all applicable withholding and employment taxes at such times as they are due.

  C. ESTABLISHMENT OF BASE COMPENSATION. All awards under the Plan shall be calculated on Base Compensation earned during the Plan Year.

  D. OTHER BENEFIT PLANS. No awards, payments, or benefits paid under this Plan shall be taken into account in determining any benefits under any retirement, profit-sharing, or other employee benefit plan to which the Company contributes.

  E. PLAN EXPENSES. Any expenses incurred in the administration of this Plan shall be borne by the Company.

  F. RIGHT TO CONTINUED EMPLOYMENT. Participation in this Plan shall not be construed as giving any Participant the right to be retained in the employ of the Company. Further, the Company expressly reserves the right at any time to dismiss any Participant with or without cause, such dismissal to be free from any liability or any claim under the Plan, except as provided herein.

  G. CONSTRUCTION OF THE PLAN. The Plan shall be governed and interpreted in accordance with the laws of the State of Alabama, and shall be binding on and inure to the benefit of any successor or successors of the Company.

  H. HEADINGS. The heading and subheadings in the Plan have been inserted for convenience and reference only and are not to be used in construing the instrument or any provisions hereof.

  I. NUMBER AND GENDER. The masculine pronoun used shall include the feminine pronoun and the singular number shall include the plural number unless the context of the Plan requires otherwise.

  J. POWER TO AMEND AND TERMINATE THE PLAN. The Committee may, at any time, without the need for obtaining approval of the shareholders, by an instrument in writing, suspend or terminate the Plan, in whole or in part, or amend it in such respects as the Committee, in its sole discretion, deems appropriate and in the best interests of the Company; provided, however, that shareholder approval shall be required for any amendment that changes the material terms of the Plan applicable to any Participant who is a member of the Executive Advisory Council.

X. DEFINITIONS

  When used herein, the following words and phrases shall have the meanings set forth below, unless a different meaning is clearly required by the context of the Plan.

  A. Award Payment Date shall mean the date on which incentive awards are paid to Participants, which may not be later than March 31 of the year following the Plan Year.

  B. Base Compensation shall mean income provided to the Participant for services rendered, also referred to as base salary, excluding overtime, commissions, awards from other incentive programs, Company contributions to fringe benefit programs (other than pre-tax contributions by employees to plans maintained under Sections 125 or 401(k) of the Internal Revenue Code), and other "non-salary" income.

  C. Beneficiary shall mean the person or persons designated by the Participant to receive amounts payable under the Plan in the event of the Participant's death.

  D. Committee shall mean the Directors Personnel Committee of the Board of Directors of Regions Financial Corporation.

  E. Company shall mean Regions Financial Corporation, its affiliates and subsidiaries, or any successor(s) thereto.

  F. Deferred Award shall mean that portion of an award which is held for payment at a designated future time in accordance with the provisions of the Regions Financial Corporation Optional Deferred Compensation Plan for Management Employees.

  G. Disability shall mean a physical or mental condition which renders the Participant incapable of performing the work for which he was employed or similar work, as evidenced by eligibility for and actual receipt of benefits payable under the Company's long-term disability program and/or Social Security.

  H. Executive Advisory Council shall mean the management committee of the Company, the membership of which is determined from time to time by the Chairman and CEO. As of the date of this amendment and restatement of the Plan, membership on the Executive Advisory Council consisted of the Chairman and CEO, the Vice Chairman/Executive Financial Officer, and the Regional Presidents.

  I. Participant shall mean any employee who is selected from the ranks of senior company staff who is selected by the Committee to be a member of the Plan, based on experience and capability.

  J. Participation Tier shall mean the level of participation assigned to each member of the Plan, based generally on the Participant's roles and responsibilities and/or Base Compensation, which determines the amount of the award in terms of a percentage of Base Compensation.

  K. Performance Criteria shall mean those specific financial statement items and personal goals which are determined to be the measurements of performance success in a given Plan Year.

  L. Plan shall mean the Regions Financial Corporation Management Incentive Plan, as set forth herein or in any amendments hereto.

  M. Plan Year shall mean any performance period which begins on January 1 and ends on December 31, i.e., the calendar year.

  N. Retirement shall mean the cessation of active employment by a Participant, whether such cessation is designated as "normal" (at age 65) or "early" (prior to age 65) retirement under the terms and conditions of the Regions Financial Corporation Retirement Plan.

                                                                      APPENDIX B

                         REGIONS FINANCIAL CORPORATION
                              AMENDED AND RESTATED
                         1991 LONG-TERM INCENTIVE PLAN

  WHEREAS, Regions Financial Corporation ("Regions") desires to establish and maintain a long-term incentive plan, as set forth herein, for the benefit of employees who become eligible to participate hereunder; and

  WHEREAS, the purpose of this plan is to enable Regions and its affiliates to attract, retain, motivate, and reward employees who make a significant contribution to Regions' long-term success, and to enable such employees to acquire and maintain an equity interest in Regions; and

  WHEREAS, the Board of Directors of Regions, at a meeting held on January 16, 1991, duly approved and authorized the plan embodied herein, to be effective as of January 16, 1991, subject to shareholder approval; and

  WHEREAS, certain stock options to be granted pursuant to the terms of the plan are intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended;

  NOW, THEREFORE, Regions hereby promulgates the plan embodied herein which shall contain the following terms and conditions and only the following terms and conditions.

                                   ARTICLE I

                                  Definitions

  When used herein, except where the context clearly indicates otherwise, the following terms shall have the meaning set forth below:

  1.1 "Affiliate" means any corporation (other than Regions) in an unbroken chain of corporations beginning with Regions if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

  1.2 "Bank" means Regions and its Affiliates.

  1.3 "Regions" means Regions Financial Corporation, a corporation organized under the laws of the State or Delaware, or any successor corporation.

  1.4 "Board" means the Board of Directors of Regions.

  1.5 "Cause" means a felony conviction of a participant or the failure of a participant to contest prosecution for a felony, or a participant's dishonesty or gross dereliction of duty, any of which is harmful to the business or reputation of the Bank.

  1.6 "Code" means the Internal Revenue Code of 1986, as amended, or any successor thereto.

  1.7 "Committee" means the Personnel Committee, or any other committee of the Board appointed for the purpose of administering the Plan, which committee shall consist exclusively of Disinterested Persons.

  1.8 "Commission" means the Securities and Exchange Commission.

  1.9 "Disability" means total and permanent disability as determined under the Bank's long-term disability program.

  1.10 "Disinterested Person" shall have the meaning set forth in Rule 16b-3(d)(3) as promulgated by the Commission under the Securities Exchange Act of 1934, or any successor definition adopted by the Commission.

  1.11 "Early Retirement" means retirement from active employment with the Bank pursuant to the early retirement provisions of the Bank's defined benefit pension plan.

  1.12 "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor thereto.

  1.13 "Fair Market Value" means, as of any given date, the average of the highest and lowest reported sale prices of the Stock (or if no transactions were reported on such date on the next preceding date on which transactions were reported) in the principal market in which such Stock is traded on such date.

  1.14 "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

  1.15 "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

  1.16 "Normal Retirement" means retirement from active employment with the Bank on or after the normal retirement date specified in the Bank's defined benefit pension plan.

  1.17 "Performance Award" means an award of shares of Stock to a participant pursuant to Article VIII contingent upon achieving certain performance goals.

  1.18 "Plan" means this 1991 Long-Term Incentive Plan, and any amendments hereto.

  1.19 "Restricted Stock" means an award of shares of Stock that are subject to restrictions under Article VII.

  1.20 "Retirement" means Normal or Early Retirement.

  1.21 "Stock" means the common stock of Regions or any successor corporation.

  1.22 "Stock Appreciation Right" means a right granted under Article VI, which entitles the holder to receive a cash payment or an award of Stock in an amount equal to (a) times (b), where (a) is the difference between (i) the Fair Market Value of the Stock covered by such right at the date the right is exercised, and (ii) the option price of the Stock covered by such right, unless otherwise determined by the Committee pursuant to Article VI and (b) is the number of shares covered by the right.

  1.23 "Stock Option" means any option to purchase shares of Stock granted to employees pursuant to Article V.

                                   ARTICLE II

                                 Administration

  2.1 (a) Powers of the Committee. The Committee shall administer the Plan subject to and in accordance with the provisions set forth herein and shall have the power and authority to grant to eligible employees, pursuant to the terms of the Plan: (i) Stock Options; (ii) Stock Appreciation Rights; (iii) Restricted Stock; or (iv) Performance Awards.

  (b) The Committee shall have all power and authority necessary or appropriate to enable it to properly administer the Plan, including but not limited to, the authority to:

    (i) select the officers and other key employees of the Bank to whom Stock Options, Stock Appreciation Rights, Restricted Stock, or Performance Awards or a combination of the foregoing from time to time will be granted hereunder;

    (ii) determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, or Performance Awards or a combination of the foregoing are to be granted hereunder;

    (iii) determine the number of shares of Stock to be covered by each such Stock Option or other grant or award hereunder;

    (iv) determine the terms and conditions, not inconsistent with the terms of the Plan, of any Stock Option or other grant or award hereunder including, but not limited to, any restriction on any Stock Option or other grant or award or the shares of Stock relating thereto based on performance or such other factors as the Committee may determine, in its sole discretion, and any vesting acceleration features based on performance or such other factors as the Committee may determine, in its sole discretion;

    (v) determine whether, to what extent, and under what circumstances Stock and other amounts payable with respect to a Stock Option or other grant or award under this Plan shall be deferred, either automatically or at the election of a participant, including providing for and determining the amount (if any) of deemed earnings on any deferred amount during any deferral period;

    (vi) subject to the provisions of Article IX, modify the terms of any Stock Option, Stock Appreciation Right, Restricted Stock award, or Performance Award, accelerate the time of exercise of any Stock Option or Stock Appreciation Right or accelerate the lapse of any restriction on any Restricted Stock award or accelerate the time at which performance is measured or Performance Awards are paid;

    (vii) cancel any Stock Option, Stock Appreciation Right, Restricted Stock award or Performance Award with the consent of the holder thereof or (without the consent of the holder) if the holder thereof conducts himself or herself in a manner which the Committee, in the exercise of reasonable discretion determines to be harmful to the best interests of the Bank, including, but not limited to, admission of guilt or conviction of any crime resulting from dishonesty in connection with the affairs of the Bank, conducting the affairs of the Bank in the holder's own interest and contrary to the interest of the Bank, or failure to pay an indebtedness to the Bank which the Committee determines to be uncollectible;

    (viii) construe and interpret the Plan, establish rules and regulations, delegate such administrative responsibilities as it deems proper, and perform all other acts it deems necessary to carry out the purpose and intent of the Plan; and

    (ix) correct any defect, supply any omission or reconcile any inconsistency in the Plan, or in any granted Stock Option, Stock Appreciation Right, Restricted Stock award, or Performance Award, in the manner and to the extent the Committee shall deem necessary or appropriate.

  (c) The Committee's determination under the Plan of the persons to receive grants and awards, the form, amount and timing of such grants and awards, and the terms and conditions of such grants and awards need not be uniformly applicable to employees but may be made by the Committee on a selective basis among persons who receive or are eligible to receive grants and awards under the Plan, whether or not such persons are similarly situated.

  2.2 Conduct of Committee Business. A majority of the Committee shall constitute a quorum, and the action of a majority of members of the Committee present at any meeting at which a quorum is present, or acts unanimously adopted in writing without the holding of a meeting, shall be the acts of the Committee. Any decision made, or action taken, by the Committee arising out of or in connection with the interpretation and administration of the Plan shall be final and conclusive; provided, however, that any such decision made or action taken may be reviewed by the Board, in which event the determination of the Board shall be final and conclusive. This provision shall not be construed to grant to any person any right to a review by the Board of any decision made or action taken by the Committee.

  2.3 Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and upon any other information furnished in connection with the Plan by any person or persons other than such member. In no event shall any person who is or has been a member of the Committee or of the Board be liable for any determination made or other action taken by him or any failure by him to act in reliance upon any such report or information, if in good faith.

  2.4 Limit on Liability and Indemnification. Neither the Board, the Committee nor any member of either shall be personally liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan. In addition to such other rights of indemnification as they may have as members of the Board or of the Committee, the members of the Committee, and any officer or employee of the Bank acting on behalf of the Committee, shall be indemnified by the Bank in respect of any such act, omission, interpretation, construction, or determination.

                                  ARTICLE III

                             Stock Subject to Plan

  The total number of shares of Stock reserved and available for distribution under the shall be 5,000,000. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares. Of the total amount, no more than 2,500,000 shares may be granted as Performance Awards, and no more than 1,500,000 shares may be awarded as Restricted Stock. In addition, no employee participating in the Plan may receive, in any one calendar year, a combination of Stock Options or Stock Appreciation Rights with respect to more than 150,000 shares of Stock.

  If any shares of Stock that have been subject to option cease to be subject to option, or if any shares subject to any Restrictive Stock or Performance Awards granted hereunder are forfeited or such grant or award is otherwise terminated, such shares shall again be available for distribution in connection with future grants and awards under the Plan.

  In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Stock, a substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding Stock Options granted under the Plan and in the number of shares subject to Restricted Stock or Performance Awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Bank upon the exercise of any Stock Appreciation Right associated with any Stock Option.

                                   ARTICLE IV

                                  Eligibility

  Officers and other key employees of the Bank (but excluding members of the Committee and any person who serves only as a director) who are responsible for or contribute to the management, growth or profitability of the Bank are eligible to be granted Stock Options, Stock Appreciation Rights, Restricted Stock or Performance Awards. The participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible, and the Committee shall determine, in its sole discretion, the number of shares covered by each award or grant.

                                   ARTICLE V

                          Stock Options For Employees

5.1 General. Stock Options may be granted either alone or in addition to other awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve, and the provisions of Stock Option awards need not be the same with respect to each optionee.

  The Stock Options granted under the Plan may be of two types: (a) Incentive Stock Options and (b) Non-Qualified Stock Options.

  The Committee shall have the authority to grant any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

  5.2 Incentive Stock Option. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code. Notwithstanding the foregoing, in the event an optionee voluntarily disqualifies an option as an Incentive Stock Option within the meaning of Section 422 of the Code, the Committee may, but shall not be obligated to, make such additional grants, awards or bonuses as the Committee shall deem appropriate, to reflect some or all of the tax savings to the Bank which results from such disqualification.

  5.3 Terms and Conditions of Stock Options. Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

    (a) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of the grant but the option price per share of any Incentive Stock Option shall not be less than 100% of the Fair Market Value of the Stock on the date of the grant of the Stock Option.

    (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten years after the date such Stock Option is granted.

    (c) Exercisability. Subject to Section 5.3(j), with respect to Incentive Stock Options, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant, provided, however, that except as provided in Sections 5.3(f) and (g), unless a longer vesting period is otherwise determined by the Committee at grant, no Stock Option shall be exercisable for a period of six months after the date of the grant of the option. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provision at any time in whole or in part based on performance and/or such other factors as the Committee may determine in its sole discretion.

    (d) Method of Exercise. Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Bank specifying the number of shares to be purchased, accompanied by payment in full of the purchase price, in cash, by check or such other instrument as may be acceptable to the Committee. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may also be made in the form of unrestricted Stock owned by the optionee (based on the Fair Market Value of the Stock on the date the option is exercised, as determined by the Committee). No shares of stock resulting from the exercise of a Stock Option shall be issued until full payment therefor has been made. An optionee shall have the rights to dividends or other rights of a stockholder with respect to shares subject to the option when the optionee has given written notice of exercise and has paid in full for such shares.

    (e) Non-transferability of Options. No Stock Option shall be transferable by the Optionee otherwise than by will or by the laws of descent and distribution. All Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

    (f) Termination by Death. Unless otherwise determined by the Committee at grant, if any optionee's employment with the Bank terminates by reason of death, the Stock Option may thereafter be immediately exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of three years from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of death, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

    (g) Termination by Reason of Disability. Unless otherwise determined by the Committee at grant, if any optionee's employment with the Bank terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after three years from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such three-year period, any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or for the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

    (h) Termination by Reason of Retirement. Unless otherwise determined by the Committee at grant, if any optionee's employment with the Bank terminates by reason of Normal or Early Retirement (with Committee consent), under a formal plan or policy of the Bank, any Stock Option held by such optionee shall expire upon the earlier of (i) the expiration date set forth in the Stock Option agreement to which such Stock Option is subject, or (ii) the date on which the Committee, in its sole discretion, determines that, within five (5) years following such termination of employment, the retired optionee directly or indirectly (A) owns Twenty-Five (25%) percent or more of any stock, equity, financial, or other interest in, (B) operates, advises, or assists in the establishment or operation of, or (C) is employed by, any firm or enterprise which competes with any business conducted by the Bank and is located within a 50-mile radius of any location in which the Bank maintains an office, operation, branch, or facility. An optionee shall not be deemed to have retired during any leave of absence of the optionee authorized by the Bank under the Bank's standard personnel practices. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

    (i) Other Termination. Unless otherwise determined by the Committee at grant, if an optionee's employment with the Bank terminates for any reason other than death, Disability, or Normal or Early Retirement, the Stock Option shall thereupon terminate. An optionee shall not be deemed to have terminated employment during any leave of absence of the optionee authorized by the Bank under the Bank's standard personnel practices.

    (j) Limit on Value of Incentive Stock Options First Exercisable
  Annually. The aggregate Fair Market Value (determined at the time of grant) of the Stock for which "incentive stock options" within the meaning of
  Section 422 of the Code are exercisable for the first time by an optionee during any calendar year under the Plan (and/or any other stock option plans of the Bank or any Subsidiary) shall not exceed $100,000.

                                   ARTICLE VI

                           Stock Appreciation Rights

  6.1 Grants in Connection With Non-Qualified Stock Options. Stock Appreciation Rights may be granted in connection with all or part of any Non-Qualified Stock Option granted under the Plan and may contain terms and conditions different from those of the related Stock Option. Such Stock Appreciation Rights may be granted either at or after the time of the grant of such Non-Qualified Stock Option.

  A Stock Appreciation Right or applicable portion thereof granted under this
Section 6.1 shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise provided by the Committee at the time of grant, a Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock Option shall only be terminated if, and to the extent, that the number of shares covered by the exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.

  A Stock Appreciation Right granted under this Section 6.1 may be exercised by an optionee, in accordance with Section 6.4, by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 6.4. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

  6.2 Grants in Connection with Incentive Stock Options. Simultaneously with the grant of any Incentive Stock Option under the Plan, the Committee in its sole discretion may grant Stock Appreciation Rights in connection with all or any part of such Incentive Stock Option. Each Stock Appreciation Right granted under this Section 6.2 shall be subject to the same terms and conditions applicable to the Incentive Stock Option to which it relates.

  A Stock Appreciation Right granted under this Section 6.2 may be exercised by an optionee, in accordance with Section 6.4, by surrendering the applicable portion of the related Incentive Stock Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner described in Section 6.4. Incentive Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

  A Stock Appreciation Right or applicable portion thereof granted under this
Section 6.2, shall terminate and no longer be exercisable upon the termination or exercise of the related Incentive Stock Option, except that, unless otherwise provided by the Committee at the time of grant, a Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Incentive Stock Option shall only be terminated if, and to the extent, that the number of shares covered by the exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.

  6.3 Stand Alone Grants. Stock Appreciation Rights may be granted at the discretion of the Committee in a manner not related to a grant of a Stock Option. A Stock Appreciation Right granted under this Section 6.3 is not exercisable for a period of six months from the date of grant, unless a longer period is otherwise determined by the Committee. A Stock Appreciation Right granted under this Section 6.3 may be exercised in accordance with Section 6.4 during a period determined by the Committee not to exceed ten years after the date on which the Stock Appreciation Right is granted. Any Stock Appreciation Right which is outstanding on the last day of the exercisable period shall be automatically exercised on such date for cash or Stock, as determined by the Committee, without any action by the holder.

  6.4 Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

    (a) Any Stock Appreciation Right granted pursuant to Section 6.1 subsequent to the grant of the related Stock Option shall not be exercisable during the first six months of the term of the Stock Appreciation Right, except that this additional limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of the six-month period.

    (b) Upon the exercise of a Stock Appreciation Right granted pursuant to
  Section 6.1 or Section 6.2, an optionee shall be entitled to receive an amount in cash or shares of Stock equal in value to the excess of the Fair Market Value at the date the Stock Appreciation Right was exercised of one share of Stock over the option price per share specified in the related Stock Option, multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment. Upon the exercise of a Stock Appreciation Right granted pursuant to Section 6.3, the holder shall be entitled to receive an amount in cash or shares of Stock equal in value to the excess of the Fair Market Value at the date the Stock Appreciation Right was exercised of one share of Stock over the Fair Market Value of one share of Stock at the date the Stock Appreciation Right was granted multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

    (c) No Stock Appreciation Right shall be transferrable by the holder otherwise than by will or the laws of descent and distribution. All Stock Appreciation Rights shall be exercisable, during the holder's lifetime, only by the holder.

    (d) Upon the exercise of a Stock Appreciation Right granted pursuant to
  Section 6.1 or Section 6.2, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article III of the Plan on the number of shares of Stock to be issued under the Plan.

    (e) A Stock Appreciation Right granted in connection with an Incentive Stock Option pursuant to Section 6.2 (i) will expire no later than the expiration of the Stock Option to which it is attached, (ii) may be for no more than 100% of the difference between the exercise price of the Option to which the Stock Appreciation Right is attached and the Fair Market Value of the Stock subject to the Stock Option at the time the Stock Appreciation Right is exercised, and (iii) may be exercised only if and when the Fair Market Value of the Stock subject to the Incentive Stock Option exceeds the exercise price of such Stock Option.

    (f) In its sole discretion, the Committee may provide, at the time of grant of a Stock Appreciation Right, that such Stock Appreciation Right can be exercised only in the event of a "Change of Control" (as defined in Article XI below).

    (g) The Committee, in its sole discretion, may also provide that in the event of a "Change of Control" the amount to be paid upon the exercise of a Stock Appreciation Right shall be based on the "Change of Control Price" (as defined in Article XI below).

                                  ARTICLE VII

                                Restricted Stock

  7.1 Administration. Shares of Restricted Stock may be issued either alone or in addition to other grants and awards under the Plan. The Committee shall determine the officers and key employees of the Bank to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price, if any, to be paid by the recipient of Restricted Stock, the time or times within which such awards may be subject to forfeiture, the nature of the restrictions (including any performance requirements), the circumstances under which restrictions will lapse and all other conditions of the awards. The Committee may also condition the grant of Restricted Stock upon the attainment of specified performance goals, or such other criteria as the Committee may determine, in its sole discretion. The provisions of Restricted Stock awards need not be the same with respect to each recipient.

  7.2 Awards and Certificates. The prospective recipient of an award of shares of Restricted Stock shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award (a "Restricted Stock Agreement") and has delivered a fully executed copy thereof to the Bank, and has otherwise complied with the then applicable terms and conditions of the Restricted Stock award.

  A participant may accept an award of Restricted Stock within the 60-day period (or such shorter period as the Committee may specify) after the award date by executing a Restricted Stock Agreement and paying whatever price, if any, is required by the Committee.

  Each participant who is awarded and accepts Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of the participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

  "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture conditions and restrictions against transfer) of the Regions Financial Corporation 1991 Long-Term Incentive Plan ("Plan") and a Restricted Stock Agreement ("Agreement") entered into between the registered owner and Regions Financial Corporation. Copies of such Plan and Agreement are on file in the offices of Regions Financial Corporation, P.O. Box 1448, Montgomery, Alabama 36102."

  The Committee shall require that the stock certificate evidencing such shares be held in custody by the Bank until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

  7.3 Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Article VII shall be subject to the following restrictions and conditions:

    (a) Subject to the provisions of this Plan and Restricted Stock Agreements, during the period of six months after the award or such longer period as may be set by the Committee commencing on the grant date (the "Restricted Period"), the participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan. Within these limits, the Committee may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on performance or such other factors as the Committee may determine, in its sole discretion.

    (b) Except as provided in Section 7.3(a) above, the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a Stockholder of the Bank, including the right to receive any dividends.

    Dividends paid in cash with respect to shares of Restricted Stock shall not be subject to any restrictions or subject to forfeiture. Dividends paid in stock of the Bank or stock received in connection with a stock split with respect to Restricted Stock shall be subject to the same restrictions as on such Restricted Stock.

    Certificates for shares of unrestricted Stock shall be delivered to the participant promptly after, and only after, the period of forfeiture shall expire without forfeiture in respect of such shares of Restricted Stock.

    (c) Subject to the provisions of the Restricted Stock Agreement and this
  Article VII, upon termination of employment for any reason during the Restricted Period, all shares still subject to restriction shall be forfeited by the participant, and the participant shall only receive the amount, if any, paid by the participant for such forfeited Restricted Stock.

    (d) In the event a participant's employment is involuntarily terminated (other than for Cause), or the participant terminates employment for approved Early or Normal Retirement, the Committee may, in its sole discretion, waive in whole or in part any or all remaining restrictions with respect to such participant's shares of Restricted Stock.

                                  ARTICLE VIII

                               Performance Awards

  8.1 Administration. Shares of Common Stock may be distributed under the Plan to an employee upon the attainment of performance objectives, as a Performance Award. The Committee shall determine the officers and key employees of the Bank to whom Performance Awards are granted, the terms and conditions of the performance objectives, the term of the performance period and the level and form of the payment of the Performance Award.

  8.2 Performance Period. An employee to whom a Performance Award is granted will be given performance objectives to be reached over a specified period (the "performance period"). Generally the performance period shall be not less than one year but in no case shall the period exceed five years.

  8.3 Performance Objectives. The Committee, is its sole discretion, may establish under this Article VIII performance objectives either in terms of Bank-wide objectives or in terms of objectives that are related to the specific performance of the employee or the region, Affiliate, subsidiary, unit bank, department or function within the Bank in which the employee is employed. A minimum level of performance, at the discretion of the Committee, may be established.

  If, at the end of the performance period, the specified objectives have been attained, the employee will be deemed to have fully earned the Performance Award. If such performance objectives are only partially attained, the employee may be deemed to have partly earned the Performance Award and become eligible to receive a portion of the total award, as determined by the Committee. If a required minimum level of achievement has not been met, the employee will be entitled to no portion of the Performance Award. If, at the end of the performance period, the employee's performance exceeds the performance objectives, the employee, at the Committee's discretion, may receive a multiple of the Performance Award. The Committee may adjust the payment of awards or the performance objectives at any time if events occur or circumstances arise which would cause a particular payment or set of performance objectives to be inappropriate as a measure of performance.

  Any employee granted a Performance Award pursuant to this Article VIII, who, by reason of death, Disability or Retirement, terminates employment before the end of the performance period may be entitled to receive a portion of any earned Performance Award. The Committee, in its discretion, will determine the amount, if any, of the Performance Award earned and the time at which payment will be made.

  An employee who voluntarily terminates employment or whose employment is terminated involuntarily for Cause will forfeit all rights under the Performance Award.

  8.4 Section 162(m) Provisions. Notwithstanding any other provision of the Plan to the contrary, and with respect to any employee who is a member of Regions' Executive Advisory Council, performance objectives established by the Committee shall be preestablished objective performance goals within the meaning of Section 162(m) of the Internal Revenue Code and treasury regulations promulgated thereunder. Furthermore, and notwithstanding any other provision of the Plan to the contrary, once the Committee has established one or more performance goals with respect to a Performance Award granted to a member of the Executive Advisory Council, the Committee shall have no discretion to waive or alter the goals after the earlier of (i) the expiration of 25 percent of the performance period or (ii) the date on which the outcome under the goals is substantially certain.

                                   ARTICLE IX

                           Amendment and Termination

  9.1 Power to Amend and Terminate Plan. The Board may, at any time, without further approval of the shareholders, by an instrument in writing, suspend or terminate the Plan, in whole or in part, or amend it in such respects as the Board, in its sole discretion, deems appropriate and in the best interests of the Bank; provided, however, that no amendment shall be made without approval of the shareholders which would:

    (a) change the participants or class of participants eligible to participate; or

    (b) increase the total number of shares of Stock which may be issuable under the Plan, except to the extent permitted in Article III;

  9.2 Restriction on Amendment and Termination. Notwithstanding the provisions of Section 9.1, no amendment, suspension or termination of this Plan may reduce or impair any of the rights or obligations of any holder under any then outstanding award or Stock Option granted, without the consent of the holder.

  9.3 Alteration of Awards and Options. The Committee may amend the terms of any award or option previously granted hereunder, prospectively or retroactively, but no such amendment shall impair the rights of any holder without the holder's consent.

                                   ARTICLE X

                            Unfunded Status of Plan

  The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Bank, nothing set forth herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Bank. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payment in lieu of, or with respect to, awards and grants hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

                                   ARTICLE XI

                               Change of Control

  The following acceleration and valuation provisions shall apply in the event of a "Change of Control", as defined in this Article XI:

    (a) In the event of a "Change of Control" as defined in paragraph (b) of this Article XI, unless otherwise determined by the Committee or the Board in writing at or after grant, but prior to the occurrence of such Change of Control, as defined in paragraph (b) of this Article XI:

      (i) any Stock Appreciation Rights and any Stock Options awarded under the Plan which have been outstanding for at least six months, if not previously exercisable and vested shall become fully exercisable and vested;

      (ii) with the exception of the six-month restriction in Section 7.3(a), the restrictions and deferral limitations applicable to any Restricted Stock award under the Plan shall lapse and such shares and awards shall be deemed fully vested; and

      (iii) any participant shall be entitled to surrender any outstanding Stock Options, Stock Appreciation Rights, Restricted Stock or Performance Awards, or portion thereof, in exchange for a cash payment to be payable as soon as practicable after the occurrence of the "Change of Control." In the case of Stock Options and Stock Appreciation Rights, the cash payment shall be in an amount equal to the "Change of Control Price" (as defined in paragraph (c) of Article XI) less the Exercise Price; and in the case of Restricted Stock and Performance Awards, the cash payment shall be in an amount equal to the Change of Control Price.

    (b) For purposes of paragraph (a) of this Article XI, a "Change of Control" means the happening of any of the following:

      (i) when any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than Regions or an Affiliate or any Bank employee benefit plan (including its trustee)), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly of securities of the Bank representing 25 percent or more of the combined voting power of Regions' then outstanding securities;

      (ii) when, during any continuous period of 18 months, the individuals who, at the beginning of such period, constitute the Board cease, for any reason other than death, to constitute at least a majority thereof; or

      (iii) the occurrence of a transaction requiring stockholder approval for the acquisition of Regions by an entity other than Regions or an Affiliate through purchase of assets, or by merger, or otherwise.

    (c) For purposes of this Article XI, "Change of Control Price" means the highest price per share paid in any transaction reported in the principal market in which Bancshares' shares are traded, or paid in any transaction relate to a Change of Control of Bancshares at any time during the sixty-day period ending on the date the Change of Control occurs, except that in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the Committee decides to cash out such Stock Options and Stock Appreciation Rights.

                                  ARTICLE XII

                               General Provisions

  12.1 Government and Other Regulations. All certificates for shares of Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

  12.2 No Additional Rights. Nothing set forth in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any employee or director of the Bank any right to continued employment (or, in the case of a director, continued retention as a director) with the Bank, nor shall it interfere in any way with the right of the Bank to terminate the employment of any of its employees at any time.

  12.3 Income Taxes. Each participant shall, no later than the date as of which the gross income of the participant is recognized for Federal income tax purposes, pay to the Bank, or make arrangements satisfactory to the Committee for payment of, any Federal, state, or local income taxes of any kind required by law to be withheld with respect to the grant or award. The obligations of the Bank under the Plan shall be conditional on such payment or arrangements and the Bank (and, where applicable, its Subsidiaries), shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant. A participant may elect to have the withholding tax obligations or, in the case of all grants and awards hereunder except Stock Options which have related Stock Appreciation Rights, if the Committee so determines, any additional tax obligation with respect to any grants or awards hereunder satisfied by (a) having the Bank withhold shares of Stock otherwise deliverable to the participant with respect to the award, or (b) delivering to the Bank shares of unrestricted stock.

  If the participant making the election for withholding under (a) above is an officer of the Bank within the meaning of Section 16(b) of the Securities Exchange Act of 1934, the election shall be irrevocable and must be made either
(i) during one of the "window" periods described in Rule 16b-3(c)(3) promulgated under the Securities Exchange Act of 1934, or (ii) at least six months prior to the date income is recognized with respect to the grant or award.

  12.4 Right of First Refusal. At the time of grant or purchase, the Committee may provide in connection with any grant, award, or purchase made under this Plan that the shares of Stock received as a result of such grant, award, or purchase shall be subject to a right of first refusal, pursuant to which the participant shall be required to offer the Bank any shares that the participant wishes to sell, with the price being the then Fair Market Value of the Stock.

  12.5 No Effect on Other Transactions. The existence of Stock Options, Stock Appreciation Rights, Restricted Stock and Performance Shares shall not affect the right or power of the Bank and its shareholders to make adjustments, recapitalizations, reorganizations, or other changes to the Bank's capital structure or its business; issue bonds, debentures, preferred or prior preference stock affecting the Bank's Stock or the rights thereof; dissolve or liquidate the Bank, or sell or transfer any part of its assets or business; or any other corporate act, whether of a similar character or otherwise.

  12.6 Construction of Plan. The validity, interpretation, and administration of the Plan and of any rules, regulations, determinations, or decisions made thereunder, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with the laws of the State of Alabama. Without limiting the generality of the foregoing, the period within which any action in connection with the Plan must be commenced shall be governed by the laws of the State of Alabama.

  12.7 Exemption From Registration of Shares. In the event any shares of Stock issuable pursuant to the Plan are not registered under the Securities Act of 1933, and if the Bank so requests prior to the delivery of such shares, in connection with the availability of an exemption from Registration of such shares under Federal or State securities laws or otherwise, then the optionee or other holder shall agree to hold any Stock issued under the Plan solely for investment and without any present intention to resell or distribute the same, and to dispose of such shares only in compliance with applicable securities laws and regulations, and shall execute and deliver to the Bank an agreement to this effect.

  12.8 Headings. The headings and subheadings in this Plan have been inserted for convenience and reference only and are not to be used in construing the instrument or any provisions hereof.

  12.9 Number and Gender. The masculine pronoun used shall include the feminine pronoun and the singular number shall include the plural number unless the context of the Plan requires otherwise.

                                  ARTICLE XIII

                                Effective Dates

  Upon approval of this Plan by the shareholders of Regions, the Plan shall become effective as of January 16, 1991, the date of its adoption by the Board. If the shareholders do not approve the Plan, the Plan shall not be effective, and any and all actions taken hereunder shall be null and void or, if necessary, shall be deemed to have been fully rescinded.

                                  ARTICLE XIV

                                  Term of Plan

  No Stock Option, Stock Appreciation Right, Restricted Stock or Performance Award shall be granted pursuant to the Plan on or after the tenth anniversary of the effective date of the Plan, but grants and awards theretofore made may extend beyond that date.

- ---
| [LOGO APPEARS HERE]    REGIONS FINANCIAL CORPORATION

                                 P.O. BOX 10247

                         BIRMINGHAM, ALABAMA 35202-0247

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints J. Stanley Mackin and Richard D. Horsley, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes each to represent and to vote, as designated below, all the shares of common stock of Regions Financial Corporation ("Regions") held of record by the undersigned, at the Annual Meeting of stockholders to be held April 27, 1995, or any adjournment thereof, with respect to the following items or other matters as may properly come before the meeting:

1. To elect the three nominees for director of Regions listed below:

  [_] FOR ALL NOMINEES LISTED BELOW    [_] WITHHOLD AUTHORITY TO VOTE FOR ALL
                                           NOMINEES

        William R. Boles, Sr., Henry E. Simpson, Robert E. Steiner, III

  This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for the nominees listed under Item 1 and "FOR" Proposal 2 and Proposal 3.

    (Instruction: To withhold authority to vote for any nominee, write the nominee's name in the space provided below.)
|
- ---

    Please mark
[X] your votes as
    in this example.
                                                        AGAINST  FOR  ABSTAIN
2. Proposal to approve the Management Incentive Plan:     [_]    [_]    [_]

3. Proposal to approve the Amendment to the 1991 Long Term Incentive Plan:
                                                          [_]    [-]    [_]

4. In their discretion on such other business as may properly come before the meeting or any adjournments thereof.

   Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of Regions at the meeting of the stockholder's decision to terminate this proxy, then this proxy shall be deemed terminated as of no further force and effect. This proxy may also be revoked by submission of a properly executed subsequently dated proxy or by written notice to Regions for receipt prior to the Annual Meeting.


                                   Dated:                                 , 1995
                                          --------------------------------


                                   ---------------------------------------------
                                              (Signature of Stockholder)


                                   ---------------------------------------------
                                              (Signature of Stockholder)


                                          Please sign exactly as your name ap-
                                          pears on the address label. When
                                          signing as attorney, executor, ad-
                                          ministrator, trustee or guardian,
                                          please give full title. If shares
                                          are held jointly, each holder must
                                          sign.

|  PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
- ---                        POSTAGE-PREPAID ENVELOPE.